                                                                    Exhibit 10.9

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                         HEALTHPARTNERS FUNDING, L.P.

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- --------------------------------------------------------------------------------

                          LOAN AND SECURITY AGREEMENT

                             Dated: March 9, 1995
                                $23,125,000.00


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- --------------------------------------------------------------------------------




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                         SHAWMUT CAPITAL CORPORATION

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

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SECTION 1.        CREDIT FACILITY.........................................   1
     1.1    Revolving Credit Loans........................................   1
            ----------------------

SECTION 2.        INTEREST, FEES AND CHARGES..............................   2
     2.1    Interest......................................................   2
            --------
     2.2    Computation of Interest and Fees..............................   4
            --------------------------------
     2.3    Commitment Fee................................................   4
            --------------
     2.4    Unused Line Fee...............................................   4
            ---------------
     2.5    Collection Charges............................................   4
            ------------------
     2.6    Audit Fees....................................................   4
            ----------
     2.7    Reimbursement of Expenses.....................................   4
            -------------------------
     2.8    Bank Charges..................................................   5
            ------------
     2.9    Indemnity re: LIBOR...........................................   5
            -------------------

SECTION 3.        LOAN ADMINISTRATION.....................................   5
     3.1    Manner of Borrowing Revolving Credit Loans....................   5
            ------------------------------------------
     3.2    Payments......................................................   6
            --------
     3.3    Prepayments...................................................   6
            -----------
     3.4    Application of Payments and Collections.......................   7
            ---------------------------------------
     3.5    All Loans to Constitute One Obligation........................   7
            --------------------------------------
     3.6    Loan Account..................................................   7
            ------------
     3.7    Statements of Account.........................................   7
            ---------------------

SECTION 4.        TERM AND TERMINATION....................................   7
     4.1    Term of Agreement.............................................   7
            -----------------
     4.2    Termination...................................................   7
            -----------

SECTION 5.        SECURITY INTERESTS......................................   8
     5.1    Security Interest in Collateral...............................   8
            -------------------------------
     5.2    Lien Perfection: Further Assurances...........................   9
            -----------------------------------

SECTION 6.        COLLATERAL ADMINISTRATION...............................   9
     6.1    General.......................................................   9
            -------
     6.2    Administration of Accounts....................................  10
            --------------------------
     6.3    Payment of charges............................................  11
            ------------------

SECTION 7.       REPRESENTATIONS AND WARRANTIES...........................  11
     7.1    General Representations and Warranties........................  11
            --------------------------------------
     7.2    Continuous Nature of Representations and Warranties...........  16
            ---------------------------------------------------
     7.3    Survival of Representations and Warranties....................  16
            ------------------------------------------

SECTION 8.        COVENANTS AND CONTINUING AGREEMENTS.....................  16
     8.1    Affirmative Covenants.........................................  16
            ---------------------
     8.2    Negative Covenants............................................  19
            ------------------
     8.3    Specific Financial Covenants..................................  21
            ----------------------------

SECTION 9.        CONDITIONS PRECEDENT....................................  22
     9.1    Documentation.................................................  22
            -------------
     9.2    No Default....................................................  22
            ----------
     9.3    Other Loan Documents..........................................  22
            --------------------
     9.4    Equity........................................................  22
            ------
     9.5    Availability..................................................  22
            ------------
     9.6    Software License..............................................  22
            ----------------
     9.7    No Litigation.................................................  22
            -------------

SECTION 10.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON
                  DEFAULT.................................................  22
     10.1   Events of Default.............................................  22
            -----------------
     10.2   Acceleration of the Obligations...............................  24
            -------------------------------
     10.3   Other Remedies................................................  25
            --------------
     10.4   Remedies Cumulative; No Waiver................................  25
            ------------------------------
SECTION 11.       MISCELLANEOUS...........................................  26
     11.1   Power of Attorney.............................................  26
            -----------------
     11.2   Indemnity.....................................................  26
            ---------
     11.3   Modification of Agreement: Sale of Interest...................  27
            -------------------------------------------
     11.4   Confidentiality...............................................  27
            ---------------
     11.5   Severability..................................................  28
            ------------
     11.6   Successors and Assigns........................................  28
            --------------------------------------------
     11.7   Cumulative Effect; Conflict of Terms..........................  28
            ------------------------------------
     11.8   Execution in Counterparts.....................................  28
            -------------------------
     11.9   Notice........................................................  28
            ------
     11.10  Lender's Consent..............................................  29
            ----------------
     11.11  Credit Inquiries..............................................  29
            ----------------
     11.12  Entire Agreement..............................................  29
            ----------------
     11.13  Interpretation................................................  29
            --------------
     11.14  GOVERNING LAW; CONSENT TO FORUM...............................  29
            -------------------------------
     11.15  WAIVERS BY BORROWER...........................................  30
            -------------------

                          LOAN AND SECURITY AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT is made this 9th day of March, 1995, by and between SHAWMUT CAPITAL CORPORATION ("Lender"), a Connecticut corporation with an office at 12 East 49th Street, 33rd Floor, New York, New York 10017; and HealthPartners Funding, L.P. ("Borrower"), a Delaware limited partnership with its chief executive office and principal place of business at 2001 L Street, N.W., Suite 402, Washington, D.C. 20036. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

SECTION 1.       CREDIT FACILITY

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Revolving Credit Facility of up to the "Facility Cap" available upon Borrower's request therefor, as follows:

     1.1  Revolving Credit loans.
          ----------------------

               1.1.1  Loans and Reserves. Lender agrees, for so long as no Event
                      ------------------
of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time minus reserves, if any. If the unpaid balance of the Revolving
                  -----
Credit Loans should exceed the Borrowing Base or any other limitation set forth in this Agreement, such Overadvance shall nevertheless constitute Obligations that are due and payable on demand, and which are secured by the Collateral and entitled to all the benefits thereof. Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall reasonably deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under this subsection 1.1.1, including, without limitation, with respect to (i) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (ii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of Borrower; and (iii) such other matters, events, conditions or contingencies as to which Lender reasonably determines reserves should be established from time to time hereunder.

               1.1.2  Use of Proceeds. The Revolving Credit loans shall be used
                      ---------------
solely for the purchase by Borrower of Eligible Accounts from Providers, representing obligations of Third Party Payors to make payments to Providers under Receivable Acquisition Agreements and for Borrower's general operating needs (including Distributions permitted by this Agreement), in a manner consistent with the provisions of this Agreement and all applicable laws.

               1.1.3  Facility Cap Sublimits. Revolving Credit Loans outstanding
                      ----------------------
to Borrower at any one time shall not exceed the following sublimits during the following time periods: from the Closing Date up to, but not including, the first anniversary of the Closing Date, $9,250,000; on the first anniversary of the Closing Date and thereafter up to, but not including, the second anniversary of the Closing Date, $18,500,000; and on the second anniversary of the Closing Date and at all times thereafter, $23,125,000; (each a "Facility Cap Sublimit"). Provided no Event of Default has occurred and is continuing, Borrower may, upon 30 days' prior written notice increase any then applicable Facility Cap Sublimit to the Facility Cap. In addition, if Borrower gives Lender at least 60 days' notice prior to the second anniversary of the Closing Date that Borrower elects not to utilize the increase in the Facility Cap Sublimit, then the Facility Cap Sublimit shall thereafter remain at $18,500,000.

SECTION 2.       INTEREST, FEES AND CHARGES

     2.1  Interest.
          --------

                2.1.1  Revolving Credit Interest:
                       -------------------------

                  (a) Rate Options. At the time of each Revolving Credit Loan
                      ------------
under the Revolving Credit Facility, and thereafter from time to time, Borrower shall have the right, subject to the terms and conditions of this Agreement and provided no Event of Default has occurred and is continuing, to designate to Lender in writing that all, or a portion of the Revolving Credit Loans shall bear interest at either the (i) Revolving Credit LIBOR Rate or (ii) Revolving Credit Base Rate. Interest on each portion thereof shall accrue and be paid at the time and rate applicable to the respective option selected by Borrower or otherwise governing under the terms of this Agreement. If for any reason the Revolving Credit LIBOR Rate option is unavailable, the Revolving Credit Base Rate shall apply. The rate of interest on Revolving Credit Base Rate Loans shall increase or decrease by an amount equal to any increase or decrease in the Base Rate effective as of the opening of business on the day that any such change in the Base Rate occurs.

                  (b) Revolving Credit LIBOR Rate Option:
                      ----------------------------------

                      (i) Requests. Provided no Event of Default has occurred
                          --------
and is continuing, and subject to the provisions of this Section 2.1.1 (a)(i), if Borrower desires to have the Revolving Credit LIBOR Rate apply to all or a portion of the Revolving Credit Loans, Borrower shall give Lender a written irrevocable request no later than 11:00 A.M. Eastern time on the second (2nd) Business Day prior to the requested borrowing date specifying (i) the date the Revolving Credit LIBOR Rate shall apply (which shall be a Business Day), (ii) the LIBOR Interest Period, and (iii) the amount to be subject to the Revolving Credit LIBOR Rate provided that such amount shall be an integral multiple of $500,000. In no event may Borrowers have outstanding at any time LIBOR Rate Loans with more than three (3) different LIBOR Interest Periods.

                      (ii) LIBOR Interest Periods. Revolving Credit LIBOR Rate
                           ---------------------
Loans shall be selected by Borrower for a LIBOR Interest Period; provided, however, that if the LIBOR Interest Period would otherwise end on a day which shall not be a London Business Day, such LIBOR Interest Period shall be shortened or extended to the immediately preceding or next succeeding London Business Day as is the Bank's custom in the market to which such Revolving Credit LIBOR Rate Loan relates. All accrued and unpaid interest on a Revolving Credit LIBOR Rate Loan shall be repaid in full on the day the applicable LIBOR Rate Period expires. Interest shall also be due and payable, for a Revolving Credit LIBOR Rate Loan having a LIBOR Interest Period of 6 months on the day of such 6 month period that would have been the last day of such period if such 6 month period were a 3 month period. No LIBOR Interest Period with respect to the Revolving Credit may end after the Revolving Credit Maturity Date. Subject to all of the terms and conditions applicable to a request to convert all or a portion of the

Revolving Credit Base Rate Loans to a Revolving Credit LIBOR Rate Loan, Borrower may extend a Revolving Credit LIBOR Rate Loan as of the last day of the LIBOR Interest Period to a new Revolving Credit LIBOR Rate Loan. If Borrower fails to notify the Lender of the LIBOR Interest Period for a subsequent Revolving Credit LIBOR Rate Loan at least 2 Business Days prior to the last day of the then current LIBOR Interest Period of an outstanding Revolving Credit LIBOR Rate Loan, then such outstanding Revolving Credit LIBOR Rate Loan shall, at the end of the applicable LIBOR Interest Period accrue interest at the Revolving Credit Base Rate.

                      (iii)  Adjustments. The Adjusted LIBOR Rate may be
                             -----------
automatically adjusted by Lender on a prospective basis to take into account the additional or increased cost of maintaining any necessary reserves for Eurodollar deposits or increased costs due to changes in applicable law or regulation or the interpretation thereof occurring subsequent to the commencement of the then applicable LIBOR Interest Period, including but not limited to changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor or other applicable governing body), excluding the Reserve Percentage and any Reserve which has resulted in a payment pursuant to Section 2.12 below, that increase the cost to Lender of funding the Revolving Credit LIBOR Rate Loan. Lender shall promptly give Borrower notice of such a determination and adjustment, which determination shall be prima facie evidence of the correctness of the fact and the amount of such adjustment.

                      (iv)  Unavailability. If Borrower shall have requested the
                            --------------
rate based on the Adjusted LIBOR Rate in accordance with this Section 2.1.1(a)(i) and Lender shall have determined, in good faith, that Eurodollar deposits equal to the amount of the principal of the requested Revolving Credit LIBOR Rate Loan and for the LIBOR Interest Period specified are unavailable, or that the rate based on the Adjusted LIBOR Rate will not adequately and fairly reflect the cost of the Adjusted LIBOR Rate applicable to the specified LIBOR Interest Period, of making or maintaining the principal amount of the requested Revolving Credit LIBOR Rate Loan during the LIBOR Interest Period specified, or that by reason of circumstances affecting Eurodollar markets, adequate means do not exist for ascertaining the rate based on the Adjusted LIBOR Rate applicable to the specified LIBOR Interest Period, Lender shall promptly give notice of such determination to Borrower that the rate based on the Adjusted LIBOR Rate is not available. A determination, in good faith, by Lender hereunder shall be prima facie evidence of the correctness of the fact and amount of such additional costs or unavailability. Upon such a determination, (i) the obligation to convert to, or maintain a Revolving Credit LIBOR Rate Loan at the rate based on the Adjusted LIBOR Rate shall be suspended until Lender shall have notified Borrower that such conditions shall have ceased to exist, and (ii) the portion of the Revolving Credit Loans subject to the request or requested conversion shall accrue interest at the Revolving Credit Base Rate.

                 2.1.2 Default Rate of Interest. Upon and after the occurrence
                       ------------------------
of an Event of Default and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to 2.0% above the interest rate otherwise applicable thereto (the "Default Rate").

                 2.1.3 Maximum Interest. In no event whatsoever shall the
                       ----------------
aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

     2.2  Computation of Interest and Fees. Interest, unused line fees and
          --------------------------------
collection charges hereunder stall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose only of computing interest hereunder (and not for the purpose of determining the principal balance outstanding within the meaning of Section 1.1.1 hereof), all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the second Business Day after receipt by Lender of fully collected funds from the Dominion Account.

     2.3  Commitment Fee. Borrower shall pay to Lender a commitment fee equal
          --------------
to .625% of the then applicable Facility Cap Sublimit less all commitment fees previously paid by Borrower to Lender. Such Facility Fee shall be hilly earned and non-refundable on the Closing Date and shall be calculated and paid an the Closing Date and on the first and second anniversary of the Closing Date or any such earlier date when Lender elects pursuant to Paragraph 1.1.3 to increase the amount of the then applicable Facility Cap Sublimit to the Facility Cap.

     2.4  Unused Line Fee. Commencing on the date which is 3 months from the
          ---------------
Closing Date, Borrower shall pay to Lender a monthly fee equal to 1/12th of .5% of the average amount by which the then applicable Facility Cap Sublimit exceeds the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The unused line fee shall be payable monthly in arrears on the first day of each calendar month thereafter.

     2.5  Collection Charges. If items of payment are received by Lender at a
          ------------------
time when there are no Revolving Credit Loans outstanding, such items of payment shall be subject to a collection charge equal to 2 days' interest on the amount thereof at the rate then applicable to Revolving Credit Loans, which collection charges shall be payable on the first Business Day of each month.

     2.6  Audit Fees. Borrower shall pay to Lender audit fees in accordance with
          ----------
Lender's current schedule of fees in effect from time to time in connection with audits of Borrower's books and records and such other matters as Lender shall reasonably deem appropriate, plus all out-of-pocket expenses incurred by Lender in connection with such audits. Audit fees shall be payable on the first day of the month following the date of issuance by Lender of a request for payment thereof to Borrower;

     2.7  Reimbursement of Expenses. If, at any time or times regardless of
          -------------------------
whether or not an Event of Default has occurred, Lender incurs legal expenses or any other out-of-pocket costs or expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other loan Documents; (ii) to the extent deemed reasonably necessary by Lender, the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Providers or the Account Debtors; or (v) any attempt to protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and other out-of-pocket costs and expenses of Lender shall be charged to Borrower; provided
                                                                  --------
however, that Borrower is obligated to reimburse lender for out-of-pocket
- -------
attorney and other legal fees and related expenses incurred by Lender in connection with the preparation and negotiation of this Agreement and the initial closing of the transactions contemplated herein on the Closing Date only in amounts not exceeding $28,000 in the aggregate. All amounts chargeable to Borrower under this Section 2.7 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Revolving Credit Loans from time to time. Borrower shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in
Section 6 hereof.

     2.8  Bank Charges. Borrower shall pay to Lender, on demand, any and all
          ------------
reasonable fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any Participating Lender) arising out of or in connection with
(i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender or any Participating Lender, of proceeds of loans made by Lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

     2.9  Indemnity re: LIBOR. Borrower hereby indemnifies Lender and holds
          -------------------
Lender harmless from and against any and all losses or expenses that Lender may sustain or incur as a consequence of any prepayment or any Default by Borrower in the payment of the principal of or interest on any LIBOR Rate Loan or failure by Borrower to complete a borrowing of, a prepayment of or conversion of or to a LIBOR Rate Loan after notice thereof has been given, including (but not limited to) any interest payable by Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder, and any other loss or expense incurred by Lender by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to make, continue, convert into or maintain, a LIBOR Rate Loan.

SECTION 3.       LOAN ADMINISTRATION.

     3.1  Manner of Borrowing Revolving Credit Loans.  Borrowings under the
          ------------------------------------------
credit facility established pursuant to Section 1 hereof shall be as follows:

          3.1.1 Loan Requests. A request for a Revolving Credit Loan shall be
                -------------
made, or shall be deemed to be made in the following manner: (i) Borrower may give lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. Eastern time on the proposed borrowing date, provided,
                                                                   --------
however, that no such request may be made at a time when there exists an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrower, Lender may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements at reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

          3.1.2  Disbursement. Borrower hereby irrevocably authorizes Lender to
                 ------------
disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection 3.1.2 as follows: (i) the proceeds of each Revolving Credit loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) file proceeds of each Revolving Credit Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

          3.1.3  Authorization. Borrower hereby irrevocably authorizes Lender,
                 -------------
in Lender's sole discretion, to advance to Borrower, and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by Borrower to Lender hereunder.

     3.2  Payments. Except where evidenced by notes or other instruments issued
          --------
or made by Borrower to Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

          3.2.1  Principal. Principal payable on account of Revolving Credit
                 ---------
Loans shall be payable by Borrower to Lender immediately upon the earliest of
(i) the receipt by Lender or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist at any time,
        --------- -------
Borrower shall, on demand, repay the Overadvance.

          3.2.2  Interest. Interest accrued on the Revolving Credit Loans shall
                 --------
be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of The Obligations or
(iii) termination of this Agreement pursuant to Section 4 hereof.

          3.2.3  Costs, Fees and Charges. Costs, fees and charges payable
                 -----------------------
pursuant to this Agreement shall be payable by Borrower as and when provided in
Section 2 hereof, to Lender or to any other Person designated by Lender in writing.

          3.2.4  Other Obligations. The balance of the Obilgations requiring the
                 -----------------
payment of money, if any, shall be payable by Borrower to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

     3.3  Prepayments. No portion of the LIBOR Rate Loans may be prepaid during
          -----------
a LIBOR Interest Period unless Borrower first satisfies in full its obligations under Section 2.9 above arising from such prepayment.

     3.4  Application of Payments and Collections. All items of payment
          ----------------------------------------
received by Lender by 2:00 p.m., Eastern time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 2:00 p.m., Eastern time, on any Business Day shall be deemed received on the following Business Day. Subject to Section 2.2 hereof, payments deemed received shall be applied immediately on account of the Obligations. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 6.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times.

     3.5  All Loans to Constitute One Obligation. The Loans shall constitute one
          --------------------------------------
general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

     3.6  Loan Account. Lender shall enter all Loans as debits to the Loan
          ------------
Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

     3.7  Statements of Account. Lender will account to Borrower monthly with a
          ---------------------
statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within 30 days of the date each accounting is mailed to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 4.  TERM AND TERMINATION

     4.1  Term of Agreement. Subject to Lender's right to cease making Loans to
          -----------------
Borrower upon or after the occurrence and during the continuance of any Event of Default, this Agreement shall be in effect for a period of 3 years from the date hereof, through and including March 9, 1998 (the "Original Term"), and this Agreement shall automatically renew itself for one-year periods thereafter (the "Renewal Terms"), unless terminated as provided in Section 4.2 hereof.

     4.2  Termination.
          -----------

          4.2.1  Termination by Lender. Upon at least 6 months prior written
                 ----------------------
notice to Borrower, Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term and, subject to Section 10 hereof, Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default. Lender may also terminate this Agreement on 6 months' prior written notice to Borrower in the event that (i) neither Farallon Capital Partners, L.P. nor one of in Affiliates is a limited partner of Borrower or (ii) any two of the following individuals: John

K. Delaney, Ethan D. Leder and Edward P. Nordberg, shall cease to be the senior management of Borrower and its general partner.

          4.2.2  Termination by Borrower. Upon at least 75 days prior written
                 -----------------------
notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has
- -------- -------
paid all of the Obligations in immediately available funds. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

          4.2.3  Termination Charges. At the effective date of termination of
                 -------------------
this Agreement by Borrower pursuant to Section 4.2.2 hereof, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 3.0% of the avenge outstanding principal balance of the Revolving Credit Loans during the previous 12 months (or such lesser time as the Revolving Credit Facility may have been outstanding) if termination occurs during the first twelve-month period of the Original Term (March 9, 1995 through March 9, 1996; 2.0% of the average outstanding principal balance of the Revolving Credit Loans during the previous 12 months if termination occurs during the second 12-month period of the Original Term (March 9, 1996 through March 9, 1997); and 1.0% of the average outstanding principal balance of the Revolving Credit Loans during the previous 12 months if termination occurs during the third 12-month period of the Original Term (March 9, 1997 through March 9, 1998). If termination occurs on the last day of the Original Term or the last day of any Renewal Term, no termination charge shall be payable.

          4.2.4  Effect of Termination. All of the Obligations shall be
                 ---------------------
immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 5.       SECURITY INTERESTS

     5.1  Security Interest in Collateral. To secure the prompt payment and
          -------------------------------
performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of Borrower's assets, including all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                (i)    Accounts;

                (ii)   General Intangibles;

                (iii)  Deposit Accounts;

                (iv) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

                (v) All of Borrower's rights under each Receivables Acquisition Agreement, all sums due to Borrower thereunder, and any security interests, guarantees or other collateral received by Borrower from a Provider in connection with such Receivables Acquisition Agreement;

                (vi) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (v) above, including without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                (vii) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (v) above

     5.2  Lien Perfection: Further Assurances.  Borrower shall execute such
          -----------------------------------
UCC-1 financing statements as are required by The Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action at Lender's request as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements reasonably deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

SECTION 6.       COLLATERAL ADMINISTRATION

     6.1  General
          -------

          6.1.1  Location of Collateral. All Collateral other than Deposit
                 ----------------------
Accounts and certain billing and collection records which are maintained at the offices of a Provider or its agent will at all times be kept by Borrower at its Chief Executive Office as set forth in Exhibit B hereto and shall not, without
                                       ---------
the prior written approval of Lender, be moved therefrom.

          6.1.2  Protection of Collateral. All expenses of protecting and
                 ------------------------
maintaining the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of file purchase or collection thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

     6.2  Administration of Accounts.
          --------------------------

          6.2.1  Records, Schedules and Assignments of Accounts. Borrower shall
                 ----------------------------------------------
keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form reasonably satisfactory to Lender. On or before the fifteenth day of each month from and after the date hereof, Borrower shall deliver to Lender, in form reasonably acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Third Party Payor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's request therefor, copies of proof of purchase of such Accounts from the Providers, proof that the payments due to the Provider in connection with such purchase have been made and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. In the event that Accounts having an aggregate initial purchase price in excess of $10,000 within any Batch(s) become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts, then Borrower shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment.

          6.2.2  Discounts, Allowances, Disputes. If Borrower or, to Borrower's
                 -------------------------------
knowledge, any Provider grants any discounts, allowances or credits that are not reflected in the calculation of Fair Reimbursable Value for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $10,000 with respect to any Batch are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after an acceleration of the Loans by Lender, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrower.

          6.2.3  Taxes.  If an Account includes a charge for any tax payable to
                 -----
any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor, provided, however that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

          6.2.4  Account Verification. Whether or not an Event of Default has
                 --------------------
occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Lender shall use its best efforts to assure that the exercise of such right does not interfere with the conduct of Borrower's business. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

          6.2.5  Maintenance of Dominion Account. Borrower shall maintain a
                 -------------------------------
Dominion Account pursuant to a lockbox arrangement acceptable to Lender with Bank One Arizonia, N.A., d/b/a Bank Star, or such other banks as may be selected by Borrower and be acceptable to Lender. Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application on account of the Obligations. All funds deposited in the Dominion Account shall immediately become the property of Lender, and Borrower shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Borrower shall require each Provider to direct all Account Debtors to remit payment on Accounts directly to the lockbox or the Dominion Account. Notwithstanding anything in this Agreement to the contrary, Borrower may permit the Provider to have access to a separate lockbox to which payments by Medicare/Medicaid Account Debtor may be made, to the extent required by applicable law. Any such funds received in such other lockbox shall be swept daily and deposited into the Dominion Account.

          6.2.6  Collection of Accounts. Proceeds of Collateral. To expedite
                 ----------------------------------------------
collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit same in kind in the Dominion Account. Lender retains the right at all times after the occurrence and during the continuance of an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrower.

     6.3  Payment of Charges. All amounts chargeable to Borrower under Section 6
          ------------------
hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolving Credit Loans from time to time.

SECTION 7.  REPRESENTATIONS AND WARRANTIES

     7.1  General Representations and Warranties. To induce Lender to enter into
          --------------------------------------
this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Lender that:

          7.1.1  Organization and Qualification. Borrower is a limited
                 -------------------------------
partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. Borrower is duly qualified and is authorized to do business and is in good standing in each state or jurisdiction listed on Exhibit C hereto and in all other states and jurisdictions where the
          ---------
character of its Properties or the nature of its activities make such qualification necessary unless such failure does not have a Material Adverse Effect.

          7.1.2  Power and Authority. Borrower is duly authorized and empowered
                 -------------------
to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of the limited partners of Borrower; (ii) contravene Borrower's limited partnership agreement or certificate of Limited Partnership; (iii) violate, or cause Borrower to be in default under, any provision of any law rule, regulation order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower.

          7.1.3  Legally Enforceable Agreement. This Agreement is, and each of
                 -----------------------------
the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with its respective terms.

          7.1.4  Capital Structure. Exhibit D hereto states the correct name of
                 ------------------ ---------
Borrower's Affiliates and the nature of the affiliation. There are no outstanding options to purchase from Borrower, or any rights or warrants to subscribe for, or any commitments or agreements of Borrower to issue or sell, or any Securities or obligations of Borrower convertible into, partnership interests of Borrower. Borrower has no subsidiaries.

          7.1.5  Partnership Names. Borrower has not been known as or used any
                 -----------------
fictitious or trade names except those listed on Exhibit E hereto. Except as set
                                                 ---------
forth on Exhibit E, Borrower has not been the surviving entity of a merger or
         ---------
consolidation or acquired all or substantially all of the assets of any Person.

          7.1.6  Business Locations; Agent for Process. Borrower's chief
                 -------------------------------------
executive office and other places of business are as listed on Exhibit B hereto.
                                                               ---------
During the preceding one-year period, Borrower has not had an office, place of business or agent for service of process other than as listed on Exhibit B.
                                                                 ---------

          7.1.7  Title to Properties; Priority of Liens. Borrower has good title
                 --------------------------------------
to all of the Collateral and all of its other Property (subject to applicable limitations on the ability of Borrower to receive direct payment as assignee from a Medicare/Medicaid Account Debtor), in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

          7.1.8  Accounts. Lender may rely, in determining which Accounts
                 --------
are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to lender, with respect to each Account, to the best of Borrower's knowledge after due investigation consistent with past practices of Borrower:

          (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

          (ii)  It arises out of a completed, bona fide sale and delivery
                                              ---- ----
     of goods or rendition of services by a Provider in the ordinary course of its business and in accordance with The terms and conditions of all purchase orders, contracts, certification, participation, certificate of need, Third Party Payor contract or other documents relating thereto and forming a part of the contract between the Provider and the Third Party Payor;

          (iii) It is for a liquidated amount;

          (iv) Such Account to the extent of the Fair Reimbursable Value, and Lender's security interest therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

          (v) Borrower has made no agreement with any Account Debtor thereunder for any extension compromise, settlement or modification of any such Account or any deduction therefrom in, except discounts or allowances which are granted by a Provider in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto, or which do not reduce the balance due on such Account below the Fair Reimbursable Value for such Account and which are reflected in the Schedules of Accounts submitted to Lender pursuant to subsection 6.2.1 hereof;

          (vi) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder to less than the Fair Reimbursable Value with respect thereto;

          (vii) To the best of Borrower's knowledge, the Third Party Payor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Third Party Payor is Solvent;

          (viii) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Third Party Payor thereunder which might result in any material adverse change in the collectibility of such Account;

          (ix) It has been or will promptly be billed and forwarded to a Medicare/Medicaid Account Debtor or Third Party Payor for payment in accordance with applicable laws and compliance and conformance with any and all requisite procedures, requirements and regulations governing payment by such Medicare/Medicaid Account Debtor or Third Party Payor with respect to such Account and such Account if due from a Medicare/Medicaid Account Debtor is properly payable directly to the Provider from which Borrower purchased such Account by such Medicare/Medicaid Account Debtor or if due from any other Third Party Payor is properly payable directly to Borrower in accordance with the terms and conditions of a validly existing and legally binding certification, participation or other third party payor contract;

               (x) Each Eligible Provider has obtained and currently has all Certificates of Need and Medicare and Medicaid Provider Numbers as are necessary to operate its business. Each Eligible Provider's Certificates of Need, Provider Numbers and all written agreements between each Eligible Provider and any Medicare/Medicaid Account Debtor or other commercial payor, hospital, pharmacy, or managed-care payor regarding payment for goods sold and services rendered by any Eligible Provider to such Third Party Payor will be forwarded upon request to Borrower. All cost reports required to be filed by an Eligible Provider with such third party payors have been properly filed.

                7.1.9  Financial Statements: Fiscal Year. The balance sheets of
                       ---------------------------------
Borrower as of December 31, 1994, and the related statements of income, changes in equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial position of Borrower at such dates and the results of Borrower's operations for such periods. Since December 31, 1994, there has been no material adverse change in the condition, financial or otherwise, of Borrower except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrower ends on December 31 of each year.

               7.1.10 Full Disclosure. The financial statements referred to in
                      ---------------
subsection 7.1.9 hereof do not, nor does this Agreement and any other written statement of Borrower to Lender, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading at the time the statements were made. There is no fact which Borrower has failed to disclose to lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of Borrower or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

               7.1.11 Solvent Financial Condition. Borrower is and, after giving
                      ---------------------------
effect to the Loans to be made hereunder, at all times will be, Solvent.

               7.1.12 Surety Obligations. Borrower is not obligated as surety or
                      ------------------
indemnitor under any surety or similiar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

               7.1.13 Taxes. Borrower's federal tax identification number is
                      -----
52-1891034. Borrower has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges that are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower is adequate for all years not closed by applicable statutes, and for its current fiscal year.

          7.1.14  Brokers. Borrower has not engaged any broker or finder or
                  -------
committed to pay, and is not aware of, any claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement other than the fee of Kent M. Klineman, which is the sole obligation and responsibility of Borrower.

          7.1.15  Patents, Trademarks, Copyrights and Licenses. Borrower owns or
                  --------------------------------------------
possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights are listed on Exhibit G hereto.
                     ---------

          7.1.16  Governmental Consents. Borrower has, and is in good standing
                  ---------------------
with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it, except where the failure to comply would not have a Material Adverse Effect.

          7.1.17  Compliance with Laws. Borrower has duly complied with, and its
                  --------------------
Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of noncompliance issued to Borrower under any such law, rule or regulation, except where the failure so to comply would not have a Material Adverse Effect.

          7.1.18  Restrictions. Borrower is not a party or subject to any
                  ------------
contract agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. Borrower is not a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit H hereto, none of which prohibit the execution of or compliance
         ---------
with this Agreement or the other Loan Documents by Borrower, as applicable.

          7.1.19  Litigation. Except as set forth on Exhibit I hereto, there are
                  ----------                         ---------
no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower, or the business, operations, Properties, profits or condition of Borrower taken as a whole. Borrower is not in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

          7.1.20  No Defaults. No event has occurred and no condition
                  -----------
exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Borrower is not in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

          7.1.21  Leases. Exhibit J hereto is a complete listing of all
                  ------- ---------
capitalized leases of Borrower and Exhibit K hereto is a complete listing of all
                                   ---------
operating leases of Borrower. Borrower is in full compliance with all of the terms of each of its respective capitalized and operating leases, except where the failure so to comply would not have a Material Adverse Effect.

          7.1.22  Pension Plans. Except as disclosed on Exhibit L hereto,
                  -------------                         ---------
Borrower has no Plan. Borrower is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower or any of its Subsidiaries exists in connection with any Plan. Borrower has no withdrawal liability in connection with a Multiemployer Plan.

          7.1.23  Trade Relations. There exists no actual or threatened
                  ---------------
termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any Provider or any group of Providers whose business with Borrower, individually or in the aggregate are material to the business of Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or prevent Borrower from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

          7.1.24  Labor Relations. Except as described on Exhibit M hereto,
                  ---------------                         ---------
Borrower is not a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

     7.2  Continuous Nature of Representations and Warranties. Each
          ---------------------------------------------------
representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain in all material respects accurate, complete and not misleading at all times during the term of this Agreement, except for changes that Lender has consented to or which are not expressly prohibited by this Agreement.

     7.3  Survival of Representations and Warranties. All representations and
          ------------------------------------------
warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION COVENANTS AND CONTINUING AGREEMENTS

     8.1  Affirmative Covenants. During the term of this Agreement, and
          ---------------------
thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

          8.1.1  Visits and Inspections. Permit representatives of Lender, from
                 ----------------------
time to time, as often as may be reasonably requested, but only during normal business hours and so as not to unreasonably disrupt the operation of Borrower's business operations, to visit and inspect the Properties of Borrower and accompany Borrower on any visit or inspection of any Provider, and to inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's or any Provider's business, assets, liabilities, financial condition, business prospects and results of operations. Borrower shall give Lender 3 Business Days prior notice of any scheduled due diligence visit to any new Provider to permit Lender or its representative to accompany Borrower on such visit.

          8.1.2  Notices. Promptly notify Lender in writing of the occurrence of
                 -------
any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

          8.1.3  Financial Statements. Keep adequate records and books of
                 --------------------
account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

               (i) not later than 90 days after the close of each fiscal year of Borrower, unqualified audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by the firm of Keller, Brunner & Company of Washington, D.C. or any other firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

               (ii) not later than 20 days after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower as of the end of such month and of the portion of Borrower's financial year then elapsed, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the financial position and results of operations of Borrower for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

               (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its partners and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

               (iv) promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan; and

               (v) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's financial condition or results of operations.

          Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based solely upon the examination of the financial statements of Borrower performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Delault or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses
(i) and (ii) of this subsection 8.1.3, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of Exhibit N hereto executed by the Chief Financial
                           ---------
Officer of the General Partner of Borrower.

          8.1.4  Landlord and Storage Agreements.  Provide Lender with copies of
                 -------------------------------
all agreements between Borrower and any landlord of any premises at which any books and records or other Collateral may, from time to time, be kept.

          8.1.5  Projections. No later than 30 days prior to the end of each
                 -----------
fiscal year of Borrower, deliver to Lender Projections of Borrower for the forthcoming fiscal year, month by month.

          8.1.6  Medicare and Medicaid Audits. Obtain for each Eligible Provider
                 ----------------------------
and, upon request, make available to Lender a copy of any Medicare and Medicaid audit.

          8.1.7  Settlement and Confirmation Statement. Borrower shall provide
                 -------------------------------------
Lender with the Settlement and Confirmation Statement in the form attached hereto as Exhibit Q for each Batch purchased by Borrower which shall include an identification number for such Batch, a detailed listing of each Account, the Fair Reimbursable Value therefor and the amount of the initial advance made by Borrower to the Provider to purchase such Account.

          8.1.8  Batch Reporting. Borrower shall provide Lender with weekly
                 ---------------
investment summaries in form and substance acceptable to Lender showing the number of days each Batch has been outstanding since its purchase date. Borrower shall provide Lender with a copy of all of the Receivable Acquisition Agreements for each Eligible Provider and all other UCC filings, UCC searches and other instruments, documents and agreements executed and delivered by such Provider to Borrower and shall permit all of such documents, instruments and agreements to be reviewed by Lender's outside legal counsel upon Lender's request.

          8.1.9 Fair Reimbursable Value. If, as a result of any verification
                -----------------------
procedure undertaken by Lender in accordance with Section 6.2.4 or 8.1.8, Lender determines that there is a material question as to the adequacy or accuracy of the methodology used to determine Fair Market Value with respect to a Provider, then Lender may at Borrower's cost and expense obtain a consultant to independently review the adequacy and accuracy of the Fair Reimbursable Value or the independent verifier retained by Borrower to determine the Fair Reimbursable Value.

     8.2  Negative Covenants. During the term of this Agreement, and thereafter
          ------------------
for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

          8.2.1  Mergers; Consolidations; Acquisitions. Merge or consolidate
                 -------------------------------------
with any Person; or acquire all or any substantial part of the Property of any Person.

          8.2.2  Loans. Make any loans or other advances of money (other than
                 -----
for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person other than (i) advances to Providers pursuant to a Receivable Acquisition Agreement, (ii) loans to Providers secured by accounts receivable of such Providers, and (iii) loans to Providers secured by real estate, equipment and other assets of such Providers in an amount not to exceed in the aggregate at any one time 25% of Borrower's Net Worth.

          8.2.3  Total Indebtedness. Create, incur, assume, or suffer to exist
                 ------------------
any Indebtedness, except:

                 (i)   Obligations owing to Lender;

                 (ii) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than 120 days from billing date or more than 30 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants;

                 (iii) Obligations to pay Rentals permitted by subsection
                       8.2.13;

                 (iv)  Permitted Purchase Money Indebtedness; and

                 (v) contingent liabilities arising out of endorsements of checks and other negotiable instrurments for deposit or collection in the ordinary course of business .

          8.2.4  Affiliate Transactions. Except as disclosed on any Schedule
                 ----------------------
hereto, enter into, or be a party to any transaction with any Affiliate of Borrower, including any Partner of Borrower or any Provider, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than Borrower would obtain in a comparable arm's length transaction with a Person not an Affiliate or partner of Borrower.

          8.2.5  Limitation on Liens. Create or suffer to exist any Lien upon
                 -------------------
any of its Property, income or profits, whether now owned or hereafter acquired, except:

                 (i)  Liens at any time granted in favor of Lender;

               (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA not yet due, or being contested in the manner described in subsection 7.1.13 hereto, but only if in Lender's judgment such lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral or with respect to Liens for taxes imposed against the Provider which sold any Accounts to Borrower, provided that such Account shall not be an Eligible Account;

               (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materia1ly detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

               (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                (v)  such other Liens as appear on Exhibit 0 hereto; and
                                                   ---------

               (vi) such other Liens as Lender may hereafter approve in writing.

              8.2.6  Subordinated Debt. Make any payment of any part or all of
                     -----------------
any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with any Subordination Agreement relative thereto.

              8.2.7  Distributions. Declare or make any Distributions; provided
                     -------------
however that so long as after taking any contemplated Distribution into effect no Event of Default has occurred and is continuing, Borrower may make Distributions to its general partner and limited partners pursuant to the terms of its Partnership Agreement.

              8.2.8 Capital Expenditures.  Make Capital Expenditures (including,
                    --------------------
without limitation, by way of capitalized leases) in excess of $100,000 in the aggregate during the Original Term and any Renewal Term.

              8.2.9 Disposition of Assets. Sell, lease or otherwise dispose of
                    ---------------------
any of, or permit any Subsidiary of Borrower to sell, lease or otherwise dispose any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) dispositions expressly authorized by this Agreement, (ii) occurring in the ordinary course of Borrower's business, and (iii) prior to the occurrence of an Event of Default, the sale of all of the Eligible Accounts of a Provider for a cash purchase price equal to or greater than that portion of the Borrowing Base allocable to such Eligible Accounts.

              8.2.10 Stock of Subsidiaries. Form any Subsidiaries
                     ---------------------

              8.2.11 Restricted Investment. Make or have, or permit any
                     ---------------------
Subsidiary of Borrower to make or have, any Restricted Investments at any one time with an aggregate cost greater than 25% of Borrower's Net Worth.

              8.2.12 Leases. Become a lessee under any operating lease of
                     ------
Property in excess of $50,000 in any calendar year.

          8.2.13  Tax Consolidation. File or consent to the filing of any
                  -----------------
consolidated income tax return with any Person other than a Subsidiary of Borrower.

          8.2.14  Partnership Agreement. Amend or modify the terms of the
                  ---------------------
Partnership Agreement without Lender's prior written consent, which consent shall not be unreasonably withheld, provided, however, that no consent shall be needed to amend Schedule B--Borrowing Schedule to the Partnership Agreement to permit Borrower to borrow based on a ratio of up to 3 to 1, debt-to-equity basis, with respect to all Unreturned Capital Contributions (as defined in the Partnership Agreement).

          8.2.15  Certificates of Need. Consent to allow any Eligible Provider
                  --------------------
to amend, alter or suspend or terminate or make provisional in any material way, any Certificate of Need or Provider Number or third party payor contract of such Eligible Provider without prior written notice to Lender.

          8.2.16  Receivable Acquisition Agreements. Amend or modify in any
                  ---------------------------------
material respect the terms of any Receivable Acquisition Agreement in effect with a Provider without Lender's prior written consent.

     8.3  Specific Financial Covenants. During the term of this Agreement, and
          -------- --------- ---------
thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

          8.3.1  Minimum Adjusted Tangible Net Worth. Maintain at all times
                 -----------------------------------
Adjusted Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:

                     Period                                         Amount
                     ------                                         ------
                Closing Date and at all times thereafter           $5,000,000


          8.3.2 Debt to Adjusted Tangible Net Worth Ratio. Maintain at all times
                -----------------------------------------
a ratio of Debt to Adjusted Tangible Net Worth of not more than the ratio shown below for the period corresponding thereto:

                     Period                                         Ratio
                     ------
                Closing Date and at all times thereafter            5 to 1


          8.3.3 Cash Flow. Achieve cumulative Cash Flow during The Original Term
                ---------
and all Renewal Terms which is not less than negative $1,000,000 (i.e., not worse than a cumulative cash deficit after the Closing Date of $1,000,000).

SECTION 9.  CONDITIONS PRECEDENT

          Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

     9.1  Documentation. Lender shall have received, in form and substance
          -------------
satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional certificates as Lender and its counsel shall reasonably require not otherwise inconsistent with the express provisions of this Agreement and the other Loan Documents in connection therewith from time to time, all in form and substance reasonably satisfactory to Lender and its counsel.

     9.2  No Default. No Event of Default shall exist.
          ----------

     9.3  Other Loan Documents. Each of the conditions precedent set forth in
          --------------------
the other Loan Documents shall have been satisfied.

     9.4  Equity. Lender shall have received evidence satisfactory to it that
          ------
not less than a total of $5,000,000 in cash has been contributed as equity to the capital of Borrower.

     9.5  Availability. Lender shall have determined that immediately after
          ------------
Lender has made the initial Loan contemplated hereby, Aggregate Adjusted Availability shall not be less than $1,000,000.

     9.6  Software License. Lender shall have received a written agreement, in
          ----------------
form and substance acceptable to Lender and its counsel, from Ampro Corporation ("Ampro") providing that Borrower's software license from Ampro may be used without charge by Lender to monitor and service the collection of Accounts upon the occurrence of an Event of Default under this Agreement.

     9.7  No Litigation. No action, proceeding, investigation, regulation or
          -------------
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     10.1  Events of Default. The occurrence of one or more of the following
           -----------------
events shall constitute an "Event of Default":

          10.1.1  Payment of Obligations. Borrower shall fail to pay any of the
                  ----------------------
Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

          10.1.2  Misrepresentations. Any representation, warranty or other
                  ------------------
statement made or furnished to Lender by or on behalf of Borrower in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false in any material respect or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 7.2 hereof.

                10.1.3  Breach of Specific Covenants.  Borrower shall fail or
                        ----------------------------
neglect to perform, keep or observe any covenants contained in Sections 5.2, 6.1.1, 6.2.5, 6.2.6, or 8.2 (other than 8.2.2, 8.2.3, 8.2.4, 8.2.5, 8.2.7,
8.2.11 and 8.2.15) hereof on the date that borrower is required to perform, keep or observe covenant or Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 8.1.3, 8.2.2, 8.2.5, 8.2.7, 8.2.11 or
8.2.15 hereof on the date that Borrower is required to perform, keep or observe such covenant and the breach of such covenant is not cured to Lender's reasonable satisfaction within 10 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                10.1.4  Breach of Other Covenants.  Borrower shall fail or
                        -------------------------
neglect to perform, keep or observe in any material respect any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Lender's reasonable satisfaction within 40 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                10.1.5  Default Under Security Documents/Other
                        --------------------------------------
Agreements/Purchase Documents.  Borrower shall default in any material respect
- -----------------------------
in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents; or the Other Agreements or any Receivables Acquisition Agreement and such default is not cured to Lender's reasonable satisfaction within 40 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                10.1.6  Other Defaults.  There shall occur any default or event
                        --------------
of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made and such default or event of default is not cured to Lender's reasonable satisfaction within 40 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                10.1.7  Adverse Changes.  There shall occur any event or
                        ---------------
condition which results in a Material Adverse Effect.

                10.1.8  Insolvency and Related Proceedings.  Borrower shall
                        ----------------------------------
cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower under the Bankruptcy Code (and if filed against Borrower, the continuation of such proceeding for more than 30 days), or Borrower shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

                      10.19  Business Disruption; Condemnation.  There shall
                             ---------------------------------
occur a cessation of a substantial part of the business of Borrower for a period which significantly affects Borrower's capacity to continue its business, on a profitable basis; or Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower which is necessary to the continued or lawful operation of its business and the loss thereof would have a Material Adverse Effect; or Borrower shall be conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower leases, uses or occupies any Property shall be canceled or terminated by the other party to such lease or agreement prior to the expiration of its stated term and the loss thereof would have a Material Adverse Effect; or any part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

                    10.1.10  Change of Ownership.  HealthPartners Financial
                             -------------------
Corporation shall cease to be the general partner of Borrower.

                    10.1.11  Change of Management.  All of John K. Delaney,
                             --------------------
Ethan D. Leder and Edward P. Nordberg shall cease to be senior management of Borrower or its general partner.

                    10.1.12  ERISA.  A Reportable Event shall occur which
                             -----
Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, of if Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's complete or partial withdrawal from such Plan and such Reportable Event is not cured to Lender's reasonable satisfaction within 40 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                    10.1.13  Challenge to Agreement.  Borrower or any Affiliate
                             ----------------------
of Borrower, shall challenge or contest in any action suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender in connection with this Agreement.

                    10.1.14  Criminal Forfeiture.  Borrower shall be criminally
                             -------------------
indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, any Subsidiary of Borrower.

                    10.1.15  Judgments.  Any money judgment, writ of attachment
                             ---------
or similar process in excess of $250,000 is filed against Borrower or its Property and is not fully bonded, vacated, stayed or discharged within 20 days, other than any judgement against a Provider which attaches to Accounts purchased by Borrower from such Provider and to sums due from Borrower to such Provider under the Receivable Acquisition Agreement (which Accounts shall not be Eligible Accounts).

     10.2  Acceleration of the Obligations.  Without in any way limiting the
           -------------------------------
right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence and during the continuance of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable and Borrower shall forthwith pay to Lender, the full amount of such Obligations, provided, that upon the
                                                    --------
occurrence of an Event of Default specified in subsections 10.1.8 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

     10.3  Other Remedies.  Upon and during the continuance of an Event of
           --------------
Default, Lender shall have and may exercise from time to time the following rights and remedies:

                    10.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                    10.3.2 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof).

                    10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that 10 days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain jointly and severally liable to Lender thereof.

                    10.3.4 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, solely for the purpose of advertising for sale and selling any Collateral, and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit for such purpose.

     10.4  Remedies Cumulative;  No Waiver.  All covenants, conditions,
           -------------------------------
provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrowcr of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, Covenants and representations of Borrower contained in this Agreement or any of the other
Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION II.  MISCELLANEOUS

     11.1  Power of Attorney. Borrower hereby irrevocably designates, makes,
           -----------------
constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawfull attorney (and agent-in-fact) with respect to the Collateral and Lender, or Lender's agent, may without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of Borrower:

          11.1.1 At such time or times upon or after the occurrence and during the continuance of an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which Come into the possession of Lender or under Lender's control.

          11.1.2 At such time or times upon or after the occurrence and during the continuance of an Event of Default as lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery Thereof to such address as lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of lender on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument invoice, or similar document or agreement relating to the Accounts, and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

     11.2  Indemnity. Except with respect to any gross negligence or willful
           ---------                                                 -------
misconduct on the part of Lender, Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. Except with respect to any gross negligence or willful misconduct on the part of Lender, in addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Except with respect to any gross negligence or willful misconduct on the part of Lender, without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 11.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

     11.3  Modification of Agreement: Sale of Interest. This Agreement may not
           -------------------------------------------
be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder (i) to any Affiliate of Lender, or (ii) in connection with any sale, assignment, transfer or other disposition of Lender's business or portfolio of loans of this type, or ((iii)) to any other person provided that after such participation, sale, assignment, transfer or other disposition, Lender retains at least a 25% interest in the Loans; provided, however, if in connection with any sale, assignment, transfer or other disposition of this Agreement and any of the other Loan Documents as permitted in Section 11.3(ii) above, there is a change in the identity of the group manager and loan administration manager of Lender with respect to Borrower, then in such event within 60 days of such change Borrower may provide Lender with notice of its intention to terminate this Agreement in accordance with Section 4.2.2 and upon such termination, Borrower shall not be obligated to pay the termination charges provided for in Section 4.2.3 of this Agreement. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee so long as such person agrees in writing to maintain in confidence any information delivered to it with respect to Borrower.

     11.4  Confidentiality. For so long as any provision of this Agreement
           ---------------
remains in effect, Lender shall maintain confidential any and all information relating to Borrower's business that was made available to Lender by Borrower except (i) as permitted by Borrower from time to time;
(ii) to Lender's officers, employees, agents, advisors, and actual or prospective assignees or participants so long as such agents, assignees or participants agree in writing to maintain the confidentiality of such information; (iii) to the extent such information is publicly available; (iv) to the extent Lender is required by law to disclose such information or such disclosure is required by any regulator having supervisory authority over Lender; or (v) to the extent Lender determines in its reasonable discretion that the disclosure of such information is required in order to permit Lender to administer the Loans or to exercise or enforce its rights hereunder or under any of the other Loan Documents.

     11.5  Severability. Wherever possible, each provision of this Agreement
           ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.6  Successors and Assigns. This Agreement, the Other Agreements and the
           ----------------------
Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under Section 11.3 hereof.

     11.7  Cumulative Effect: Conflict of Terms. The provisions of the Other
           ------------------------------------
Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     11.8  Execution in Counterparts. This Agreement may be executed in any
           -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     11.9  Notice. Except as otherwise provided herein, all notices, requests
           ------
and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent addressed as follows:

          If to Lender:     Shawmut Capital Corporation
                            200 Glastonbury Boulevard
                            Glastonbury, CT 06033
                            Attention: Northeast Loan Administration
                            Facsimile No.: 203-657-7759

          With a copy to:   Blank, Rome, Comisky & McCauley
                            1200 Four Penn Center Plaza
                            Philadelphia, PA 19103
                            Attention:  Lawrence F. Flick, II, Esq.
                            Facsimile No.: 215-569-5555

          If to Borrowers:  HealthPartners Funding, L.P.
                            2001 L Street, N.W., Suite 402
                            Washington, D.C. 20036
                            Attention:  President
                            Facsimile No.: (202) 452-1473

          With a copy to:   Kronish, Lieb, Weiner & Hellman
                            1114 Avenue of the Americas
                            New York, NY 10036
                            Attention:  Russell S. Berman, Esq.
                            Facsimile No.: (212) 479-6275

or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8; provided, however, that any notice,
                                      --------  -------
request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall be effective only upon receipt by Lender.

     11.10  Lender's Consent. Whenever Lender's consent or approval is required
            ----------------
to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, except as otherwise provided herein, Lender shall be authorized to give or withhold such consent or approval in its sole and absolute discretion and to condition its consent or approval upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

     11.11  Credit Inquiries. Borrower hereby authorizes and permits Lender to
            ----------------
respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

     11.12  Entire Agreement. This Agreement and the other Loan Documents,
            ----------------
together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     11.13  Interpretation. No provision of this Agreement or any of the other
            --------------
Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision

     11.14  GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED,
            -------------------------------
EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK,
NEW YORK. THIS AGREEMENT SHALL BE GOVERNED

BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED,
                                                                       --------
HOWEVER, THAT IF ANY OF THE COLLATERAL SHAll BE LOCATED IN ANY JURISDICTION
- -------
OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE
RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK, NEW YORK COUNTY, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSlY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY
                                         ----- --- ----------
CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     11.15  WAIVERS BY BORROWER. BORROWER WAIVES (i) THE RIGHT TO TRIAL
            -------------------
BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL: (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER,
- ----------
ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE (EXCEPT AS SPECIFICAllY SET FORTH IN THIS AGREEMENT) PRIOR TO TAKING

POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, this Agreement has been duly executed in Philadelphia
                                                                  ------------
PA on the day and year specified at the beginning of this Agreement.
- --

ATTEST:                               HEALTHPARTNERS FUNDING, L.P.
                                      ("Borrower")
                                        BY: HEALTHPARTNERS FINANCIAL CORPORATION
                                        its general partner


[signature appears here]                By:  [signature appears here]
- ------------------------                   -------------------------------------
Secretary                               Title:  President
CORPORATE SEAL                                ----------------------------------


                                      Accepted in New York, New York:

                                      SHAWMUT CAPITAL CORPORATION
                                      ("Lender")

                                      By:  [signature appears here]
                                         ---------------------------------------
                                      Title:  SVP
                                            ------------------------------------

                                  APPENDIX A

                              GENERAL DEFINITIONS

          When used in the Loan and Security Agreement dated as of March ___, 1995, by and between Shawmut Capital Corporation and Healthpartners Funding L.P., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          Account Debtor - any Third Party Payor or other Person who is or may
          --------------
     become obligated under or on account of an Account

          Accounts - all accounts, contract rights, chattel paper, instruments
          --------
     and documents, whether flow owned or hereafter created or acquired by Borrower or in which and to the extent that Borrower now has or hereafter acquires any interest.

          Adjusted LABOR Rate - For any LIBOR Interest Period, as applied to a
          -------------------
     Revolving Credit LIBOR Rate Loan the rate per annum (rounded upwards, if necessary to the next 1/16 of 1%) determined pursuant to the following formula:

          Adjusted Libor Rate =    Libor Rate
                                   ----------
                          (1.00- Reserve Percentage)

     For purposes hereof, "Libor Rate" shall mean the arithmetic average of the rates of interest per annum (rounded upwards, if necessary to the next 1/16 of 1%) at which flank is offered deposits of United States Dollars in the interbank eurodollar loan market on or about 2:00 P.M. New York time two
     (2) Business Days prior to the commencement of such LIBOR IN Period on amounts substantially equal to the Revolving Credit LIBOR Rate Loan as to which Borrower may elect the Adjusted LIBOR Rate to be applicable with a maturity of comparable duration to the LIBOR Interest Period selected by Borrower, for such Revolving Credit LIBOR Rate Loan.

          Adjusted Net Earnings From Operations. With respect to any fiscal
          -------------------------------------
     period, means the net earnings (or loss) after provision for income taxes for such fiscal period of Borrower, as reflected on the financial statement of Borrower supplied to Lender pursuant to subsection 8.1.3 of the Agreement, but excluding:

                (i)   any gain or loss arising from the sale of capital assets;

                (ii)  any gain arising from any write-up of assets;

                (iii) earnings of any Subsidiary of Borrower accrued prior to the date it became a Subsidiary;

                (iv) earnings of any corporation, substantially all the assets of which have been acquired in any manner by Borrower, realized by such corporation prior to the date of such acquisition;

           (v) net earnings of any business entity (other than a Subsidiary of Borrower) in which Borrower has an ownership interest unless such net earnings shall have actually been received by a Borrower in the form of cash distributions;

          (vi) any portion of the net earnings of any Subsidiary of Borrower which for any reason is unavailable for payment of dividends to Borrower;

         (vii) the earnings of any Person to which any assets of Borrower shall have been sold, transferred of disposed of, or into which Borrower shall have merged, or been a party to any consolidadon or other form of reorganization, prior to the date of such transaction;

        (viii) any gain arising from the acquisition of any Securities of Borrower; and

          (ix)     any gain arising from extraordinary or non-recurring items.

     Adjusted Tangible Assets. All assets except: (i) any surplus resulting from
     ------------------------
any write-up of assets subsequent to December 31, 1994; (i) deferred assets, other than prepaid insurance and prepaid taxes; (iii) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (iv) goodwill, including any amounts, however designated on a Consolidated balance sheet of a Person or its Subsidiaries, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of such Person; (v) Restricted Investments; (vi) unamortized debt discount and expense; (vii) assets located and notes and receivables due from obligors outside of the United States of America; (viii) Accounts, notes and other receivables due from Affiliates or employees; and (ix) loans to Providers.

     Adjusted Tangible Net Worth. At any date means a sum equal to:
     ---------------------------

           (i) the net book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves) at which the Adjusted Tangible Assets of a Person would be shown on a balance sheet at such date in accordance with GAAP, minus
                              -----

          (it) the amount at which such Person's liabilities (other than capital stock and surplus) would be shown on such balance sheet in accordance with GAAP, and including as liabilities all reserves for contingencies and other potential liabilities.

     Affiliate - a Person (other than a Subsidiary): (i) which directly or
     ---------
indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

     Agreement - the Loan and Security Agreement referred to in the first
     ---------
sentence of this Appendix A, all Exhibits thereto and this Appendix A

     Aggregate Adjusted Availability - an amount equal to (i) Availability minus
     -------------------------------                                       -----
(ii) all sums owed to Providers under the Receivable Acquisition Agreements that are due and payable under such agreements as of the closing Date or which are outstanding beyond Borrower's normal practice of paying such sums to Providers.

     Availability - the amount of money which Borrower is entitled to borrow
     ------------
from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

     Bank - Shawmut Bank Connecticut, N.A.
     ----

     Base Rate - the rate of interest announced or quoted by Bank from time to
     ---------
time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

     Batch. A group of Accounts purchased from a Provider under the terms of a
     -----
Receivables Acquisition Agreement.

     Borrowing Base - as at any date of determination thereof, an amount equal
     --------------
to the lesser of:

               (a) 90% of The Initial Payment (as defined in the Receivables Acquisition Agreement) amount actually advanced (or to be advanced with respect to the Initial Payment) by Borrower to a Provider to acquire Eligible Accounts; and


               (b) 65% of the Fair Reimbursable Value of Eligible Accounts.

     Business Day - any day excluding Saturday, Sunday and any day which is a
     ------------
legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are closed.

     Capital Expenditures - expenditures made or liabilities incurred for the
     --------------------
acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

     Cash Flow - for any period, means Borrower's (i) Adjusted Net Earnings from
     ---------
Operations for such period, plus (ii) depreciation and amortization expenses for
                            ----
such period, plus (iii) deferred taxes for such period, plus (iv) the net effect
                                                        ----
(even if negative) of FASB 106 minus (v) unfinanced capital expenditures and
                               -----
principal payments on account of long-term indebtedness, all as determined in accordance with GAAP.

     Capitalized Lease Obligation - any Indebtedness represented by obligations
     ----------------------------
under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     Closing Date - the date on which all of the conditions precedent in Section
     ------------
9 of the Agreement are satfsfled and the initial Loan is made under the Agreement

     Code - the Uniform Commercial Code as adopted and in force in the State of
     ----
New York, as from time to time in effect.

     Collateral - all of the Property and interests in Property described in
     ----------
Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

     Consolidated - the consolidation in accordance with GAAP of the accounts or
     ------------
other items as to which such term applies.

     Debt to Adjusted Tangible Net Worth Ratio - with respect to any date, the
     -----------------------------------------
ratio of (i) Total Liabilities for such date to (ii) Adjusted Tangible Net Worth for such date, all as determined in accordance with GAAP.

     Default - an event or condition the occurrence of which would, with the
     -------
lapse of time or the giving of notice, or both, become an Event of Default.

     Default Rate - as defined in subsection 21.2 of the Agreement.
     ------------

     Distribution - means and includes (i) payment of any funds to the limited
     ------------
or general partners of Borrower other than the management fees paid to the general partner in an amount not to exceed $33,333.33 during any calendar month and (ii) the redemption or acquisition of partnership interests unless made contemporaneously from the net proceeds of the sale or issuance of partnership interests.

     Dominion Account - a special account of Lender established by Borrower
     ----------------
pursuant to the Agreement at Bank One or any other bank selected by Borrower, but acceptable to Lender in its reasonable discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

     EBIT - with respect to any fiscal period, the sum of Borrower's
     ----
Consolidated net earnings (or loss) before interest expense and taxes for said period as determined in accordance with GAAP.

     Eligible Account - an Account payable by an Eligible Third Party Payor
     ----------------
purchased (or to be purchased with proceeds of a Revolving Credit Lean) in the ordinary course of Borrower's business from an Eligible Provider and arising in the ordinary course of such Provider's business from the sale of goods or rendition of medical or health care services unless Lender, in its reasonable credit judgment, deems it not to be an Eligible Account Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

       (i) it arises out of a sale made or services rendered by the Borrower or the Provider to a Subsidiary or an Affiliate of Borrower or the Provider or to a Person controlled by an Affiliate of Borrower or the Provider; or

      (ii) it is part of a Batch which remains unpaid more than 90 days after the date such Batch was purchased by Borrower; provided, however. Accounts which
                                               --------- -------
are part of a Batch with a Fair Reimbursable Value of up to $250,000 in the aggregate outstanding at any one time and which remain unpaid for more than 90 days, but less than 120 days after the date such Batch was purchased by Borrower, may be Eligible Accounts; or

     (iii) 50% or more of the Accounts owed by the Eligible Third Party Payor (other than any Medicare/Medicaid Account Debtor), are not deemed Eligible Accounts hereunder; or

      (iv) the total unpaid Accounts of the Third Party Payor (other than any Medicare/Medicaid Account Debtor) exceed 20% of the net amount of all Eligible Accounts, to the extent of such excess; or

       (v) the total unpaid Accounts purchased from the Provider (a) during the period from the Closing Date until the expiration of 6 months thereafter exceed the greater of $2,000,000 or 20% of the net amount of all Eligible Accounts, or
(b) after such 6-month period exceed 15% of the Net Amount of all Eligible Accounts, to the extent of such excess; or

      (vi) any covenant, representation or warranty contained in this Agreement or the Receivables Acquisition Agreement with respect to such Account has been breached in any material respect; or

     (vii) the Account Debtor is also Borrower's or the Provider which sold the Account to Borrower's, creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower or to the Provider, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor, to the extent of such claim or setoff; or

    (viii) the Thfrd Party Payor or the Provider which sold the Account to Borrower has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor or Provider in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been flied against the Third Party Payor or Provider, or if the Account Debtor or Provider has failed, suspended business, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

           (ix) it arises from a sale or provision of services by a Provider located outside the United States; or

            (x)  the Account is subject to a Lien other than a Permitted Lien;
     or

           (xi) the services giving rise to such Account have not been performed by the Provider or the Account otherwise does not represent a final sale; or

          (xii) title Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

         (xiii) Borrower or the Provider has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are Made in the ordinary course of business for prompt payment or which are reflected in the calculation of the Fair Reimbursable Value related to such Account; or

          (xiv) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof for more than 120 days from the date of the purchase of the relevant Batch; or

           (xv) the Account is subject to any limitation which would make payment of the Fair Reimbursable Value by the Account Debtor conditional; or

          (xvi) the Account is payable in part (but not in whole), by a Medicare/Medicaid Account Debtor or other Third Party Payor, to the extent such Account exceeds the portion payable by such Medicare/Medicaid Account Debtor or Third Party Payor; and

         (xvii) Under no circumstance will Lender advance against any Account or any portion of any Account to the extent such Account or a portion thereof is payable by an individual beneficiary, recipient or subscriber individually and not by a Medicare/Medicaid Account Debtor or other Eligible Third Party Payor.


     Eligible Third Party Payor - any Third Party Payor which Borrower has
     --------------------------
deemed an "Eligible Insurer" pursuant to the Receivables Acquisition Agreements unless Lender, in its reasonable credit judgment, determines that such Third Party Payor is unacceptable.

     Eligible Provider - any Provider which has entered into a Receivable
     -----------------
Acquisition Agreement with Borrower; provided that (i) such Provider is not in material default under any of the material terms or conditions of such Receivable Acquisition Agreement, (ii) Borrower has filed appropriate UCC-1 Financing Statements as would be necessary to perfect a security interest obtained by Borrower in the Accounts of such Provider with a priority over all other Liens in favor of any other creditor of such Provider, and (iii) the most recent Medicare and Medicaid audits for such Provider are acceptable to Lender in its reasonable discretion.

Borrower's operations or owned by Borrower or in which Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     ERISA - the Employee Retirement Income Security Act of 1974, as amended,
     -----
and all rules and regulations from time to time promulgated thereunder.

     Event of Default - as defined in Section 10.1 of the Agreement.
     ----------------

     Facility Can - $23,125,000.
     ------------

     Facility Can Sublimit - as defined in Section 1.1.3 of the Agreement.
     ---------------------

     Fair Reimbursable Value - the fair reimbursable value or amount expected to
     -----------------------
be collected from the Third Party Payor of Accounts purchased from Providers, as established by Borrower, or an independent verification company reasonably acceptable to Lender; provided, however, that the fair reimbursable value of any Account or Borrower's method of calculation thereof, shall be acceptable to Lender in the reasonable exercise of its credit discretion.

     GAAP - generally accepted accounting principles in the United States of
     ----
America in effect from time to time.

     General Intangibles - all personal property of Borrower (including things
     -------------------
in action) other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by Borrower.

     Indebtedness as applied to a Person means, without duplication
     ------------

            (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

           (ii) all obligations of other Persons which such Person has guaranteed,

          (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

           (iv) in the case of Borrower (without duplication), the Obligations.

     Inventory - all of Borrower's inventory, whether now owned or hereafter
     ---------
acquired including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in

Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

     LIBOR Interest Period - a period of 1, 2,3 or 6 months duration during
     ---------------------
which the Revolving Credit LIBOR Rate or Term UBOR Rate, as the case may be, is applicable.

     LIBOR Rate Loans - collectively, all Revolving Credit LIBOR Rate Loans.
     ----------------

     Lien - any interest in Property securing an obligation owed to, or a claim
     ----
by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Loan Account - the loan account established on the books of Lender pursuant
     ------------
to Section 3.6 of the Agreement.

     Loan Documents - the Agreement, the Other Agreements and the Security
     --------------
Documents.

     Loans - all loans and advances of any kind made by Lender pursuant to the
     -----
Agreement.

     London Business Day - Any Business Day on which banks in London, England
     -------------------
are open for business.

     Material Adverse Effect - means a material adverse effect on (i) the
     -----------------------
business, assets, operations and financial or other condition of the Borrower and any Subsidiaries taken as a whole, (ii) the ability of the Borrower to pay the Obligations in accordance with the terms of this Agreement and any Security Documents or Other Agreements, (iii) the rights and remedies of the Bank under this Agreement, any Security Documents or Other Agreements, or (iv) the value of the Lender's security interest in the Collateral or the perfection or priority of such security interest.

     Medicare/Medicaid Account Debtor - any Account Debtor which is (i) United
     --------------------------------
States of America acting under the Medicare/Medicaid program established pursuant to the Social Security Act, (ii) any state acting pursuant to a health plan adopted pursuant to Title XIX of the Social Security Act or (iii) any agent, carrier, administrator or intermediary for any of the foregoing.

     Money Borrowed - means (i) Indebtedness arising from the lending of money
     --------------
by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbunement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrower.

     Multiemplover Plan - has the meaning set forth in Section 4001(a)(3) of
     ------------------
ERISA.

     Net Worth - at any date of determination thereof, (i) the aggregate amount
     ---------
of all assets of Borrower and in Subsidiaries on a Consolidated basis as may be properly classified as such, less (ii) the aggregate amount of all liabilities of Borrower and its Subsidiaries on a Consolidated basis, all as determined in accordance with GAAP.

     Obligations - all Loans and all other advances, debts, liabilities,
     -----------
obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes without limitation, all interest, charges, fees, expenses, attorneys' fees, and any other sums chargeable to Borrowers under any of the Loan Documents.

     Original Term - as defined in Section 4.1 of the Agreement.
     -------------

     Other Agreements - any and all agreements, instruments and documents (other
     ----------------
than the Agreement and the Security Documents), heretofore, now or hereafter executed by any Borrower, any Subsidiary of Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement, as each of the same may be amended, modified, renewed, extended, replaced, restated or substituted from time to time.

     Overadvance - the amount, if any, by which the outstanding principal amount
     -----------
of Revolving Credit Loans exceeds the Borrowing Base.

     Participating Lender - each Person who shall be granted the right by Lender
     --------------------
to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

     Permitted Liens - any Lien of a kind specified in subsection 8.2.5 of the
     ---------------
Agreement.

     Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of
     -------------------------------------
Borrower incurred after the date hereof which is secured by a Purchase Money
Lien.

     Person - an individual, partnership, corporation, limited liability
     ------
company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     Plan - an employee benefit plan now or hereafter maintained for employees
     ----
of Borrower that is covered by Title IV of ERISA.

     Projections - Borrower's forecasted (i) balance sheets, (ii) profit and
     -----------
loss statements, and (iii) cash flow statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     Property - any interest in any kind of property or asset, whether real,
     --------
personal or mixed, or tangible or intangible.

     Provider - any provider of medical or health care goods or services
     --------
including physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home healthcare services and medicine or healthcare equipment and/or any other service provided by such person for any necessary or specifically requested valid and proper medical or healthcare purpose.

     Purchase Money Indebtedness - means and includes (i) Indebtedness (other
     ---------------------------
than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

     Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money
     -------------------
Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     Receivable Acquisition Agreements - the Agreements between Borrower and
     ---------------------------------
each Provider in the form attached hereto as Exhibit P.

     Regulation D - Regulation D of the Board of Governors of the Federal
     ------------
Reserve System, comprising Part 204 of Title 12, Code of Federal Regulations, as amended, and any successor thereto.

     Reserve - for any day, that reserve (expressed as a decimal) which is in
     -------
effect (whether or not actually incurred) with respect to Bank on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Bank is subject including any board or governmental or administrative agency of the United States or any other jurisdiction to which Bank is subject), for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for Eurocurrency liabilities as defined in Regulation D.

     Reserve Percentage - for Bank on any day, that percentage (expressed as a
     ------------------
decimal) which is in effect on such day, prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Lender is subject, including any board or governmental or administrative agency of the United States or any other jurisdiction to which Bank is subject) for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for (i) deposits of United States Doilars or (ii) Eurocurrency liabilities as defined in Regulation D, in each case used to fund a Revolving Credit LIBOR Rate Loan or Term LIBOR Rate Loan subject to an Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective day of any change in the Reserve Percentage.

     Rentals - as defined in subsection 8.2.12 of the Agreement.
     -------

     Renewal Terms - as defined in Section 4.1 of the  Agreement.
     -------------

     Reportable Event - any of the events set forth in Section 4043(b) of ERISA.
     ----------------

     Restricted Investment - any investment made in cash or by delivery of
     ---------------------
Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property, and Including loans permitted by Section 8.2.2(iii) except the following:

            (1) investments in one or more Subsidiaries of Borrower to the extent existing on the Closing Date;

           (ii) Property (including Accounts) to be used in the ordinary course of business;

          (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower and its Subsidiaries;

           (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

            (v) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

           (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

     Revolving Credit Base Rate - a per annum rate equal to the sum of the Base
     --------------------------
Rate plus 150 basis paints.

     Revolving Credit Base Rate Loan - that portion of the Revolving Credit
     -------------------------------
Loans that bears interest at the Revolving Credit Base Rate.

     Revolving Credit Facility - the credit facility established for Borrowers
     -------------------------
by Lender under and pursuant to the terms of this Agreement under which Revolving Credit Loans may be made from time to time.

     Revolving Credit LIBOR Rate - a per annum rate equal to the sum of the
     ---------------------------
Adjusted LIBOR plus 300 basis points.

     Revolving Credit LIBOR Rate Loan - that portion of the Revolving Credit
     --------------------------------
Loans on which interest accrues at the Revolving Credit LIBOR Rate.

     Revolving Credit Loan - a Loan made by Lender as provided in Section 1.1 of
     ---------------------
the Agreement.

     Revolving Credit Maturity Date - the last day of the Original Term or, if
     ------------------------------
any Renewal Term is in effect, then the last day of such Renewal Term.

     Schedule of Accounts - as defined in subsection 6.2.1 of the Agreement.
     --------------------

     Security - shall have the same meaning as in Section 2(1) of the Securities
     --------
Act of 1933, as amended.

     Security Documents - and all other instruments and agreements now or at any
     ------------------
time hereafter securing the whole or any part of the Obligations.

     Solvent - as to any Person, such Person (i) owns Property whose fair
     -------
saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

     Subordinated Debt - Indebtedness of Borrower that is subordinated to the
     -----------------
Obligations in a manner satisfactory to Lender.

     Subordination Agreement - an agreement in form and substance acceptable to
     -----------------------
Lender pursuant to which the holder of any Subordinated Debt has subordinated the Indebtedness owed to it to the Obligations.

     Subsidiary - any corporation of which a Person owns, directly or indirectly
     ----------
through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

     Third Party Payor - any Medicare/Medicaid Account Debtor or other
     -----------------
commercial payor or managed care payor which has agreed to make payment to a Provider for goods sold or medical or health care services rendered by such Provider.

     Total Liabilities - at any date means all amounts properly classified as
     -----------------
liabilities on a balance sheet at such date in accordance with GAAP, plus all reserves for contingencies and all other potential liabilities for which no reserves have previously been established on such balance sheet, to the extent such amounts are not already classified as liabilities in accordance with GAAP.

          Other Terms. All other terms contained in the Agreement shall have,
          -----------
when the context so indicates, the meanings provided for by the. Code to the extent the same are used or defined therein.

          Certain Matters of Construction. The terms "herein", "hereof" and
          -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                               LIST OF EXHIBITS
                               ----------------


Exhibit B   Borrower's and each Subsidiary's Business Locations
Exhibit C   Jurisdictions in which Borrower and each Subsidiary is Authorized to do Business
Exhibit D   Capital Structure of Borrower
Exhibit E   Corporate Names
Exhibit F   Tax Identification Numbers of Subsidiaries
Exhibit G   Patents, Trademarks, Copyrights and Licenses
Exhibit H   Contracts Restricting Borrower's Right to Incur Debts
Exhibit I   Litigation
Exhibit J   Capitalized Leases
Exhibit K   Operating Leases
Exhibit L   Pension Plans
Exhibit M   Labor Contracts
Exhibit N   Compliance Certificate
Exhibit 0   Permitted Liens
Exhibit P   Forms of Receivable Acquisition Agreement
Exhibit Q   Form of Settlement and Confirmation Statement

                                   EXHIBIT B

                         Borrower's Business Locations
                         -----------------------------

1.   2001 L Street, N.W.
     Suite 402
     Washington, D.C. 20036

2. Borrower provides receivables financing to clients located in approximately twenty-three (23) states and the District of Columbia.

                                   EXHIBIT C

          Jurisdictions in Which Borrower is Authorized to do Business
          ------------------------------------------------------------


1.   Borrower is organized under the laws of the state of Delaware.

2.   Borrower is authorized to do business in the District of Columbia.

                                   EXHIBIT D

                        Affiliates, Partners and Issued,
                        --------------------------------
                   Outstanding and Treasury Stock of Borrower
                   ------------------------------------------


PARTNERS:                                               PARTNERSHIP
                                                        PERCENTAGE
     Limited Partners:
     ----------------

          Farallon Capital Partners, L.P.                -    84%
          Tinicum Partners, L.P.                         -    15%

     General Partner:
     ---------------

          HealthPartners Financial Corporation           -     1%



AFFILIATES:

          HealthPartners DEL, L.P.
          Cash Flow Management, L.P.

                                  EXHIBIT E:

                                Corporate Names
                                ---------------

1. None. (Borrower has conducted its business in part through its general partner, HealthPartners Financial Corporation, and affiliated partnerships, HealthPartners DEL, L.P., Cash Flow Management, L.P., and HealthPartners ARM, L.P. HealthPartners ARM, L.P. was liquidated as of December 1, 1993.

                                   EXHIBIT F

            Tax Identification Numbers of Subsidiaries
            ------------------------------------------

1.   None.

                                   EXHIBIT G

                  Patents, Trademarks, Copyrights and Licenses
                  --------------------------------------------

1. Software license agreement with Ampro Financial Corporation attached hereto as Schedule G.1.

                                   EXHIBIT H

              Contracts Restricting Borrower's Right to Incur Debt
              ----------------------------------------------------

1. Borrower's Partnership Agreement (Specifically Schedule B attached thereto) attached hereto as Schedule H.1.

                                   EXHIBIT I

                                   Litigation
                                   ----------
1.  None.

                                   EXHIBIT J

                               Capitalized Leases
                               ------------------

1.   None.

                                   EXHIBIT K

                                Operating Leases
                                ----------------

1.   None.

                                   EXHIBIT L

                                 Pension Plans
                                 -------------

1.   None.

                                   EXHIBIT M

                                Labor Contracts
                                ---------------

1.   None.

                                 EXHIBIT "N"

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]

                                                    19
                          ------------------------,   --


Shawmut Capital Corporation
200 Glastonbury Boulevard
Glastonbury, CT  06033

     The undersigned, the chief financial officer of HealthPartners Funding, L.P., a Delaware limited partnership ("Borrower"), gives this certificate to Shawmut Capital Corporation ("Lender") in accordance with the requirements of subsection 8.1.2 of that certain Loan and Security Agreement dated March 9, 1995, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     1. Based upon my review of the balance sheets and statements of income of Borrower for the [fiscal year] [quarter period] ending _______________ l9__, copies of which are attached hereto, I hereby certify that:

          [(a) Adjusted Net Earnings From Operations for the period was $_______ ;]

          [(b) The Debt to Adjusted Tangible Net Worth is_______ to 1;]

          [(c) Cumulative Cash Flow is $__________ ;] and

          [(d) Capital Expenditures during the period and for the fiscal year to date total $_______ and $___________, respectively.)

     2.  No Default exists on the date hereof, other than:
_______________________________________[if none, so state]; and

     3. No Event of Default exists on the date hereof, other than: ___________________________________ [if none, so state].

                                     Very truly yours,


                                     ---------------------------------
                                     Chief Financial Officer

                                   EXHIBIT 0

                                Permitted Liens
                                ---------------

1.   Midlantic Bank, N.A., as successor by merger to Continental
     Bank -- lien subordinated to Borrower granted by HPC
     America, Inc. and its subsidiaries

2. First Interstate Bank of Arizona, N.A. -- lien subordinated to Borrower granted by SunQuest Healthcare Corporation and SunQuest SPC, Inc.

3. Cindy G. Brillman -- lien subordinated to Borrower granted by SNI Home Care, Inc., SNI Facilities Management, Inc. and Skilled Nursing, Inc.

                                   EXHIBIT P

                       Receivables Acquisition Agreement
                       ---------------------------------

1.   Receivables Acquisition Agreement attached hereto as Schedule P.1.

2.   Receivables Purchase and Sale Agreement attached hereto as Schedule P.2.

 EXHIBIT Q

                                                           2001 L. Street NW
                                                           Suite 402
 HEALTHPARTNERS FINANCIAL CORPORATION                      Washington, DC 20036
- --------------------------------------------------------   202-872-1640
                                                           FAX 202-452-1473
                                                           .F.


                       SETTLEMENT AND CONFIRMATION STATEMENT #919


Client:_________________________________________________________________

   Transmitted by: ____________________________ Date: ___________


     On this date we have purchased Eligible Receivables from you pursuant to the Receivables Purchase and Sale Agreement between us and/or have otherwise disbursed funds as summarized below. Should you have any questions about this statement, please contact us immediately.

                                                 Batch: A        Batch: B
                                                 --------        --------

Our Batch ID Designation:

Net Outstanding Balance or
   verified Amount of Purchased
   Receivables:                                   $     0.00    $     0.00
Purchase Discount:                                $     0.00    $     0.00
Purchase Price:                                   $     0.00    $     0.00
Reserve:                                          $     0.00    $     0.00
Initial Payment:                                  $     0.00    $     0.00
- --------------------------------------------------------------------------------
                                     (Total Initial Payment)    $     0.00
Other Available Funds:
  Reserves:               $      0.00
  Less Reserves Applied:         0.00 ________________________
  Net Reserves Paid:                                            $     0.00

  Payables:               $      0.00
  Less Payables Applied:         0.00 ________________________
  Net Payables Paid:                                            $     0.00

Advance: ____________________________                           $     0.00
 Advance Repayment:                                             $     0.00

Other Deductions:
   Payments To: ____________________________________________    $     0.00

   Funds Withheld Applied (ADJ-W)
      To Batch: ________________________________________        $     0.00

                                      Net Funds Disbursed       $     0.00
                                                                ----------
Funds Disbursed by Wire Transfer - Sequence #     0
                                             ------
                   Funds Disbursed by Check #     0
                                             ------

                       RECEIVABLES ACQUISITION AGREEMENT


             made this __ day of ______ 199_ between HealthPartners
       Funding, L.P., a Delaware limited partnership. (Purchaser) and [name of
                                                                       -------
       Sellers],a [type of entity, e.g. a (state of incorporation) corporation,
       -------     -----------------------------------------------------------
       a (state of formation) partnership or sole proprietorship] (Seller).
       ---------------------------------------------------------
                                R E C I T A L S

       A. Seller wishes to sell certain Receivables generated from Medical Services ; and

       B. The parties wish to confirm tile terms and conditions under which Purchaser may acquire certain of Seller's Receivables.

            NOW, THEREFORE, in consideration of tile mutual covenants and promises herein contained, the parties agree as follows:

       Section l. DEFINITIONS
                  -----------

            Except where the context otherwise requires, the following capitalized terms shall have the following meanings in this Agreement:

               Affiliate. A Person directly or indirectly controlling or
               ---------
       controlled by another Person.


            Authorized Persons. A Person designated in writing by Seller to act
            ------------------
       on Seller's behalf under this Agreement.

            Bankruptcy. Any of the following events: (a) a receiver, custodian,
            ----------
       liquidator or trustee of any of a Person's assets is appointed by a court order; (b) an order for relief under any bankruptcy, reorganization or insolvency law is entered after the filing of a petition by or against a Person; (c) a petition to reorganize or rehabilitate under any bankruptcy, reorganization or insolvency laws is filed by or against a Person and not dismissed within thirty (30) days of the filing date; (d) a Person requests reorganization, arrangement, composition, readjustment, dissolution, rehabilitation, liquidation or similar relief under any provision of any present or future law or consents to the filing of any petition by or against it under such law; (e) a Person makes a general assignment for the benefit of creditors, admits in writing its inability to pay its debts generally as they become due, generally fails to pay its debts as they become due, consents to the appointment of a receiver, trustee or liquidator of all or any part of its assets, or otherwise commits a similar act.

            Batch. A group of Eligible Receivables offered to and acquired by
            -----
       Purchaser under this Agreement.

            Batch Value. The Verified Net Claim Payment Amount of each Batch on
            -----------
       the Purchase Date less the Discount.

            Business Day. A day other than a Saturday, Sunday or Federal
            ------------
       holiday.

            Collection. Cash received by Purchaser, or Seller on behalf of
            ----------
       Purchaser with respect to a Purchased Receivable.

            Collection Period. The period from the Purchase Date of a Batch
            -----------------
       through ________ (_) days from such date; however, such period may be extended at Purchaser's option by notice to Seller containing extension terms.

            Commitment. ______________ Dollars ($________).
            ----------

            Default. Any of the following events: (a) Seller fails to remit
            -------
       immediately to Purchaser all or any portion of any Collection received by Seller on account of a Purchased Receivable; (b) Seller's Bankruptcy;
       (c) Seller fails to assign to Purchaser additional Eligible Receivables if Purchaser exercises any option described in Section 2.7 below; (d) a
                                                      -----------
       medical claims management and processing entity approved by Purchaser ceases to participate in the management of Seller's Receivable processing; (e) Purchaser does not receive Collections with respect to a Batch equal to its Investment in that Batch; or (f) Seller's failure to honor any obligations under this Agreement.

            Delinquent Purchased Receivable. A Purchased Receivable that: (a)
            -------------------------------
       remains unpaid in whole or in part, for more than
                                                        ---------------------
       (__) days after the Lien Date or upon the expiration of the Collection Period, whichever date last occurs, or (b) is not recoverable as determined by Purchaser in good faith.

            Discount. An amount equal to ________ percent (__%) of the aggregate
            --------
       Verified Net Claim Payment Amount of each Batch acquired by Purchaser under this Agreement.

            Eligible Insurer. A Person approved by Purchaser who insures a
            ----------------
       Patient against certain costs incurred in the receipt of Medical
       Services.

            Eligible Receivable. A Receivable satisfying the following criteria:
            -------------------

            (a) A bona fide obligation of an Eligible Insurer, or a bona fide obligation assigned to Seller by a Patient, arising from Seller's rendition of Medical Services;

            (b)   The obligation of an Eligible Insurer described in Subsection
       (a) above has been verified by a process approved by Purchaser and Seller's Lien has been forwarded to an Eligible Insurer for payment; and

            (c)   Not an Excluded Receivable.

     Excluded Receivables. The following Receivables are not Eligible
     --------------------
Receivables:

     (a)   Promissory notes, instruments or chattel paper;

     (b)   Amounts due from Affiliates or employees of Seller;

     (c)   Amounts subject to any Lien;

     (d) Amounts due from a Person located outside the United States of America;

     (e)   Amounts payable in non United States dollars;

     (f) Amounts due from an Eligible Insurer with respect to whom a Bankruptcy has occurred and is continuing.

     Government Program.  Medicare, Medicaid, Title V Maternal and Child Health
     ------------------
Services Block Grant Program and Title XX Social Services Block Grant Program.

     Initial Offer. Defined in Section 2.1, below.
     -------------

     Initial Payment. An amount equal to ____ percent (__%) of the Batch Value
     ---------------
of a Batch or any additional payment paid by Purchaser to Seller with respect to that Batch.

     Investment. The amount of the Initial Payment for a Batch plus the Purchase
     ----------
Discount with respect to that Batch which Purchaser has not recovered in cash.

     Lien. Any claim, mortgage, pledge, security interest, encumbrance or
     ----
charge of any kind, including an agreement to allow or give any of the foregoing, conditional sale or other title retention agreement.

     Lien Date.  The date a Lien is submitted by Seller or a designee to an
     ---------
Eligible Insurer obligated to pay a Purchased Receivable.

     Medical Services. Health care services provided by Seller to a Patient
     ----------------
including, but not limited to, services covered by a policy issued by an Eligible Insurer covering physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services and medicine or health care equipment and/or any other service provided by Seller to a Patient for a necessary or specifically requested valid and proper medical or health care purpose.

     Medicare and Medicaid. As the context may require, the Medicare program
     ---------------------
existing under 42 U.S.C. & 1395 et seq. and regulations thereunder, the Medicaid
                                -- ----
program adopted by any state under 42 U.S.C. & 1396 et seq. and regulations
                                                    -- ----
thereunder, and every intermediary, carrier or administrator of such programs.

     Net Outstanding Balance. The net balance outstanding at any time of the
     -----------------------
Verified Net Claim Payment Amount of a Purchased Receivable.

     Offer. An offer by Seller to sell a Batch of Eligible Receivables to
     -----
Purchaser pursuant to an Offer Letter.

     Offer Letter. A letter from Seller to Purchaser in substantially the form
     ------------
or Exhibit A attached, or such other form as may be supplied to Seller by
   ---------
Purchaser.

     Patient. A Person who receives Medical Services, including all Persons
     -------
liable to pay Seller for such services, except Eligible Insurers.

     Person. An individual, corporation, partnership, joint venture, trust,
     ------
unincorporated organization, or any other juridical and/or business entity, or government, or any agency or political subdivision thereof.

     Purchase Date. For Eligible Receivables, the date an Offer is accepted by
     -------------
Purchaser; however, such date shall be not later than a Business Day at least two (2) Business Days after receipt by Purchaser of an Offer Letter concerning such Receivables.

     Purchase Documents. This Agreement, all Offer Letters, all statements from
     ------------------
Purchaser to Seller of Purchased Receivables and all amendments or other documents, certificates and agreements related thereto.

     Purchased Receivables. Eligible Receivables and the Related Security
     ---------------------
acquired by Purchaser under this Agreement.

     Receivable. An "account" (as defined by the Uniform Commercial Code in
     ----------
effect in the State of Maryland) generated by Seller on account of its provision of Medical Services.

     Related Security.  Seller's rights and/or interests in: (a) guarantees,
     ----------------
indemnities, payments or performance bonds, payments from Eligible Insurers, warranties and other similar arrangements supporting or securing payment of Purchased Receivables; (b) as a provider of Medical Services or other services or as a seller of goods or unpaid seller or lienor, including, without limitation, attachment, replevin and reclamation; (c) files, records, including, without limitation, computerized records and applicable medical records, books, ledger cards, including, without limitation, computer programs, tapes and related electronic data processing software and writings related to the foregoing; and (d) all proceeds and products of the foregoing or any Purchased Receivable.

     Replacement Date. The fifth (5th) Business Day after a Purchased Receivable
     ----------------
becomes an Excluded Receivable or a Delinquent Purchased Receivable.

     Reserve. With respect to any Batch, an amount equal to the Batch Value less
     -------
the Initial Payment.

     Settlement Date. Each Friday if it is a Business Day.
     ---------------

     Verified Net Claim Payment Amount. A dollar amount payable to Seller by an
     ---------------------------------
Eligible Insurer obligated on a Purchased Receivable for which a Lien verified by Purchaser has been submitted to such insurer by Seller or a designee, less any and all deductions with respect to such Lien which Purchaser, in its sole discretion, deems applicable.

Section 2. PURCHASE AND COLLECTION.
           -----------------------

     2.1  Purchase. If Seller satisfies the conditions precedent described in
          --------
Section 4 below, Seller may submit an Offer to Purchaser on any Business Day and
- ---------
the first Offer is the Initial Offer.

     2.2  Offer Procedure.
          ----------------

          2.2.1 At least two (2) Business Days prior to a Purchase Date, Seller shall deliver to Purchaser: (a) an Offer Letter and such other information as Purchaser shall require; and (b) an Assignment of Receivables in the form attached as Exhibit B, duly executed by an
                                              ---------
          Authorized Person.

          2.2.2 Any Offer is subject to the condition that Purchaser's aggregate Investment in Purchased Receivables does not exceed the Commitment; however, Purchaser may, in its sole discretion, accept or reject all or any part of any Offer. If Purchaser is willing to accept all or any part of an Offer, Purchaser shall: (a) determine the Verified Net Claim Payment Amount of a Batch and advise Seller of that amount; (b) deliver an accepted copy of the Offer Letter to Seller not later than 10:00 a.m. on the Purchaser Date; and (c) make the Initial Payment to Seller not later than 2:00 p.m. on the Purchase Date.

     2.3   Ownership of Purchased Receivables. Seller understands that except
           ----------------------------------
for any rights to an amount equal to the Reserve applicable to a Batch described in Section 2.4 below, Seller's receipt of the Initial Payment shall transfer to
   -----------
Purchaser title to and ownership of the Purchased Receivables and thereafter Seller shall have no ownership rights therein. Notwithstanding the foregoing sentence, Seller shall retain the right to receive payment and any right to demand or otherwise assert a Lien with respect to any Purchased Receivables that represents an obligation under a Government Program; however, Seller acknowledges that Purchaser is the beneficial owner of such Receivable.

     2.4  Reserve.
          --------

          2.4.1 An amount equal to the Reserve applicable to a Batch, or such portions thereof as provided in this Subsection 2.4, shall be paid by Purchaser to Seller on the earliest of: (a) the Settlement Date next following receipt by Purchaser of the Verified Net Claim Payment Amount of that Batch; or (b) the Settlement Date next following the expiration of the Collection Period applicable to that Batch; provided, however, if at such date a Default exists, that Reserve shall be cancelled and all uncollected Purchased Receivables in that Batch shall be assigned by Purchaser to Seller without recourse or warranties of any kind.

          2.4.2 In the event of a Default, Purchaser may (a) offset against any other Reserve applicable to any other Batch (i) the difference, if any, between Collections received and the Purchaser's aggregate Investment; or (ii) any amount due Seller for the purchase of other Batches; or (b) exercise any option described in Section 2.7 below.
                                                           -----------

          2.4.3 If, at the date of a Default, Purchaser has received more than its aggregate Investment, but less than the Verified Net Claim Payment Amounts with respect to all Batches, Purchaser shall release any such excess to Seller. In that event, the balance of all Reserves shall be cancelled and all uncollected Purchased Receivables in such Batch shall be assigned by Purchaser to Seller without recourse or warranties of any kind.

          2.4.4 Seller acknowledges that a Reserve represents accounting entries and not a cash balance.

     2.5  Reserve Payment. On a Settlement Date, provided there is no Default,
          ---------------
Purchaser shall pay Seller the amounts Seller is entitled to pursuant to this Agreement with respect to a Reserve applicable to a Batch and such payment shall be accompanied by Purchaser's settlement statement. If any Settlement Date is also a Purchase Date or a Replacement Date, any amount payable to Seller by Purchaser on account of this Section 2.5 shall be netted or credited by
                             -----------
Purchaser against any other amounts due Seller.

     2.6  Reports. During a Collection Period, Seller may request, but not more
          -------
frequently than weekly, that Purchaser submit, or cause a third party to submit, to Seller a statement showing the status of Collections with respect to all Batches together with a reconciliation of the aggregate Investment as of the statement date.

     2.7  Replacement Option.
          -------------------

          2.7.1 If the Net Outstanding Balance of a Purchased Receivable is either: (a) reduced or cancelled as a result of any defective, rejected, repossessed or returned services or any cash discount. retainage or any other adjustment, or (b) reduced or cancelled as a result of any dispute, setoff or agreement in respect of any claim by any Eligible Insurer, or any claim by a Patient against Seller, Purchaser shall have an option to require Seller to replace such Receivable by assigning to Purchaser on the next Replacement Date Eligible Receivables with an aggregate Verified Net Claim Payment Amount on such date of at least one hundred percent (100%) of the amount of any such reduction, cancellation or adjustment.

          2.7.2 If a Purchased Receivable ceases to be an Eligible Receivable, or becomes a Delinquent Purchased Receivable (unless such Delinquent Purchased Receivable is the result of the bankruptcy, insolvency or inability to pay of the Eligible Insurer of such Receivable as demonstrated by Seller to Purchaser's reasonable satisfaction), Purchaser shall have an option to require Seller to replace such Receivable by an assignment to Purchaser on the next Replacement Date of Eligible Receivables with an aggregate Verified Net Claim Payment Amount on such date of at least one hundred percent (100%) of the Net Outstanding Balance of the replaced Receivable.

          2.7.3 On the Purchase Date following any Replacement Date, in lieu of exercising, or not exercising the options provided in Subsections
          2.7.1 and 2,7.2 above, Purchaser may elect to reduce the aggregate Batch Value for Eligible Receivables acquired by Purchaser on such date by one hundred percent (100%) of the Net Outstanding Balance then remaining unpaid of Purchased Receivables that Purchaser has an option to replace under the said Subsections.

          2.7.4 If a Purchaser elects to exercise either of the replacement options described in Subsections 2.7.1 and 2.7.2 above, contemporaneously with Seller's assignment of the required amount of additional Eligible Receivables on the applicable Replacement Date, Purchaser shall assign the replaced Receivable to Seller without recourse or warranties of any kind.

     2.8  No Assumption. Purchaser does not and shall not be deemed to assume
          -------------
any obligations of Seller relating to any Purchased Receivable or the transactions giving rise to such Receivables.

     2.9  Receivable Purchases; Not a Loan. The transactions contemplated by
          --------------------------------
this Agreement are acquisitions of Receivables and amounts paid by Purchaser for Purchased Receivables are not loans to Seller nor shall Seller have any obligations to repay such amounts.

     2.10 Ownership of Purchased Receivables. Seller acknowledges that
          ----------------------------------
Purchaser's acquisition of Purchased Receivables constitutes ownership of all right, title and interest in and to such Receivables free and clear of any lien, claim, redemption or conditional ownership by Seller.

     2.11  Security Interest In Other Assets.  As security for Seller's
           ---------------------------------
obligations hereunder, Seller hereby grants Purchaser a security interest pursuant to the laws of the State of Maryland evidenced by a contemporary financing statement executed by the parties.

Section 3. SELLER'S REPRESENTATIONS AND WARRANTIES
           ---------------------------------------

     3.1   Existence. Seller is a corporation, or other entity duly organized or
           ---------
validly formed, duly existing and in good standing under the laws of its state of incorporation or formation, duly qualified to transact business and in good standing in each jurisdiction where the nature of its business or properties requires such qualification. Seller has all requisite powers, authorities, licenses, permits and approvals material to the operation of its business, including the Purchased Receivables.

     3.2   Capacity. Seller has all requisite power and authority to execute,
           --------
deliver and perform this Agreement and the Purchase Documents.

     3.3   Authorization. Seller's execution of this Agreement and the Purchase
           -------------
Documents have been duly authorized by all requisite action, are not in contravention of any applicable law, Seller's Articles or Certificate of Incorporation or By-laws or other formation documents, or of any credit or loan agreement, indenture, lease, franchise, marketing agreement, license, mortgage or deed of trust, or other material agreement, undertaking or arrangement to which Seller is a party or by which it, or any of its assets, may be bound and such documents do not create any Lien on Seller's assets.

     3.4   Consent. No consent, approval, authorization, or declaration to any
           -------
tribunal, Person or entity, including, without limitation, Patients or Eligible Insurers obligated on Purchased Receivables, or shareholder approvals is required in connection with the execution of this Agreement and the Purchase Documents.

     3.5   Place of Business. Seller's principal office is located at the
           -----------------
address set forth below and Seller's books and records are maintained at that office.

     3.6   Seller's Ownership of Purchased Receivables. Seller: (a) owns all
           -------------------------------------------
right, title and interest to the Purchased Receivables free and clear of any Lien; and (b) has not sold, assigned, hypothecated, pledged or granted any Lien on such Receivables.

Section 4. CONDITIONS PRECEDENT
           --------------------

     4.1 Seller may not make an Initial Offer until the requirements set forth in this Section 4 have been satisfied and Purchaser has received copies of the
        ---------
following:

           4.1.1  Articles or Certificates of Incorporation or Formation
                  ------------------------------------------------------
     Documents. Seller's Articles or Certificate of Incorporation, or formation
     ---------
     documents and all amendments thereto accompanied by: (a) a certificate of the Secretary of State of the jurisdiction of its incorporation or formation, dated as of a date no later than ten (10) days prior to the date of the Initial Offer, to the effect that such copies are accurate; and (b) a certificate of an Authorized Person, dated as of the date of the Initial Offer, that said copies and Seller's By-laws, if applicable, are complete and that no changes have been made therein after the date of the certificate described in Subparagraph 4.1(a) above.

     4.1.2  Good Standing.  A certificate of the Secretary of State of Seller's
            -------------
jurisdiction of incorporation, or formation bearing a date not later than (10) days prior to the date of the Initial Offer, to the effect that Seller is a corporation, or entity duly organized and in good standing under the laws of that jurisdiction.

     4.1.3  Incumbency.  Certificates of incumbency of all Authorized Persons
            ----------
executed by an Authorized Person and dated as of the date of the Initial Offer.

     4.1.4  Resolutions. Copies of resolutions of the Board of Directors,
            ------------
partners or owners of Seller approving the execution of this Agreement and the Purchase Documents accompanied by a certificate of an Authorized Person, dated as of the date of the Initial Offer, that such resolutions were adopted at a duly called meeting, or by unanimous written consent (if permitted by applicable law) of such Persons and that such resolutions are in full force and effect as of the date of the Initial Offer.

     4.1.5  Financing Statements. UCC-1's and such other financing statements
            --------------------
requested by Purchaser evidencing the sale of Purchased Receivables pursuant to this Agreement and the Purchase Documents, duly executed by Seller and delivered to Purchaser for filing.

     4.1.6  Opinion of Counsel.  An opinion of Seller's counsel addressed to
            ------------------
Purchaser stating that counsel has examined this Agreement and such other documents and matters as counsel may deem necessary to reach the conclusions that: (a) Seller is a corporation or other entity, duly organized, validly existing and in good standing under the laws of its state of incorporation or formation; (b) to the best of its counsel's knowledge, Seller is duly qualified to transact business and in good standing in each jurisdiction where the nature of its business or properties requires such qualifications; (c) Seller has all requisite power and authority to execute and perform this Agreement; (d) the execution and performance by Seller of this Agreement: (i) have been duly authorized by all requisite corporate or similar action; (ii) to the best of counsel's knowledge are not in contravention of any applicable law; and (iii) are not in contravention of its Articles or Certificate of Incorporation or by-laws or other formation documents, or, to the best of counsel's knowledge, of any credit or loan agreement, indenture, lease, franchise, marketing agreement, license, mortgage or deed of trust, or other material agreement, undertaking or arrangement (written or oral) to which Seller is a party or by which it may be bound; (e) this Agreement when executed by Seller will constitute its valid, legal and binding obligation, enforceable, subject to customary qualifications, in accordance with its terms; (f) to the best of counsel's knowledge, no consent, approval or authorization of, registration with or declaration to any tribunal or Person, including without limitation, Patients or Eligible Insurers obligated on the Purchased Receivables is required in connection with Seller's execution of this Agreement, any sale of the Purchased Receivables to Purchaser in accordance with the terms thereof, or the performance by Seller of any covenant or agreement contained herein; (g) no approval by shareholders or other owners of Seller is required in connection with Seller's execution of this Agreement; and (h) the Purchased Receivables owned by Seller are not subject to any Lien.

          4.1.7  Closing Certificate. Certificates executed by an Authorized
                 -------------------
     Person, dated as of the date of the Initial Offer, certifying that the representations and warranties contained therein are true and correct as of that date, and that no Termination Event has occurred as of that date.

          4.1.8  UCC Forms. Copies of certificates on form UCC-11 of the
                 ---------
     Secretary of State of each jurisdiction where Seller has its principal office or maintains its books and records, and copies of all financing statements listed thereon evidencing that no Person, other than Purchaser, has a Lien on any Purchased Receivables owned by Seller.

          4.1.9  Other Documents.  Any other document or certificate reasonably
                 ---------------
     requested by Purchaser in connection with its purchase of Eligible Receivables under this Agreement.

Section 5. SELLER'S COVENANTS
           ------------------

     5.1  Collections by Seller. From and after the date of the Initial Offer,
          ---------------------
Seller shall assist Purchaser in Collections and remit Collections received by it to Purchaser as provided herein. If under any law affecting the rights of creditors generally, Purchaser is required by a court to return any Collection previously received, Seller shall promptly transfer to Purchaser, without setoff, deduction or counterclaim of any kind, additional Eligible Receivables with a Verified Net Claim Payment Amount on such date of at least one hundred 100% of any returned Collections.

     5.2  No Modifications of Purchased Receivables' Terms. Seller shall not
          ------------------------------------------------
modify the terms of any Purchased Receivables so as to impair their value or collectability.

     5.3  Payment of Collections. Seller shall instruct all Eligible Insurers
          ----------------------
obligated to pay Purchased Receivables and if required by Purchaser, all other Receivable obligors to make payments thereon to such lockbox or other accounts as Purchaser, or any assign, may direct; provided, however, payments under Government Programs shall be made in compliance with laws, rules or regulations applicable to such payments. If Seller receives any payment on any Purchased Receivables including a Government Program, such payment shall be promptly delivered by Seller to Purchaser, or as directed by Purchaser.

      5.4  Records. Seller shall maintain accurate books and records concerning
           -------
Purchased Receivables and Collections received by it in accordance with generally accepted accounting principles and such books and records shall be marked to reflect Purchaser's ownership of Purchased Receivables. Seller's books and records, together with other information concerning Seller and Medical Services shall be available for Purchaser's inspection, audit and copying during reasonable business hours.

      5.5  Relationship of Parties. Seller is an independent contractor and
           -----------------------
nothing contained in this Agreement shall constitute Seller as Purchaser's agent, and in no event shall this Agreement be construed to create a partnership or joint venture between the parties.

      5.6  Duty of Care. In Seller's administration and/or collection of
           ------------
Purchased Receivables and any other action contemplated by this Agreement, Seller shall use the same degree of care it employs in the collection of other Receivables owned by it.

      5.7  Notice of Changes. Seller shall notify Purchaser at least thirty (30)
           -----------------
Business Days prior to the date of any change of name, principal office, or where its books and records are maintained. Not later than fifteen (15) days after the occurrence of any of the said changes, Seller shall deliver to Purchaser acknowledgment copies of amendments on form UCC-3 reflecting such changes duly executed and duly filed before the effective date of the change in each jurisdiction in. which UCC-1 filings were made evidencing the sale of Purchased Receivables under this Agreement.

      5.8  Patient Compliance. Seller shall cause Patients to satisfy all
           ------------------
conditions precedent to an Eligible Insurer's obligation to pay the Verified Net Claim Payment Amount of Purchased Receivables.

Section 6. OTHER RIGHTS
           ------------

      6.1  Collections; Notice to Eligible insurers: Seller's Books and Records.
           --------------------------------------------------------------------
Any time after the submission of the Initial Offer, Purchaser may: (a) terminate any duties of Seller with respect to Collections; and (b) upon five (5) days prior notice to Seller, notify any Eligible Insurers obligated to pay Purchased Receivables, other than payors under Government Programs, if such notification would be ineffectual or unlawful, of (i) the sale and assignment of Purchased Receivables to Purchaser; and (ii) such insurer's obligation to make payments on Purchased Receivables directly to Purchaser, or an assign. Upon its receipt of such notice, Seller shall promptly deliver to Purchaser, or an assign, all boots and records (including, without limitation, computerized records and all applicable medical records) relating to Purchased Receivables.

      6.2  Termination of Agreement.
           ------------------------

           6.2.1 Upon thirty (30) days prior notice to Seller, Purchaser may terminate this Agreement and the Commitment; however, in the event of a Default, this Agreement shall terminate automatically without further action by Purchaser.

           6.2.2  Seller my terminate this Agreement at any time following one
           (1) year from the date hereof upon thirty (30) days prior notice to Purchaser.

           6.2.3 From and after termination of this Agreement, Seller may not make further Offers; however, Seller shall comply with its other obligations hereunder.


           6.2.4 Prior to a termination of this Agreement, each month Seller shall Offer to Purchaser Eligible Receivables with an aggregate Verified Net Claim Payment amount of at least $___________.

Section 7. GENERAL PROVISIONS
           ------------------

      7.1  Assigns. Seller may not assign any of its rights or duties hereunder
           -------
without Purchaser's prior consent. Purchaser may, without Seller's consent, assign any portion of its rights hereunder to such Persons as Purchaser selects.

      7.2  Modifications and Waivers. No delay on the part of any party in
           -------------------------
exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver operate as a waiver of any other right, power or privilege hereunder. All rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity. No waiver shall be valid unless the party against whom the enforcement of such waiver is sought consents thereto.

      7.3  Writings. All notices, consents or other agreements hereunder shall
           --------
be in writing (including telegraphic or telecopy communication) and, if mailed, shall be deemed to be given three (3) days after being sent by registered or certified mail, postage prepaid, or if telegraphed or telecopied when delivered in person to the addressee and a receipt given therefore, and in all such instances such information shall be addressed to the parties at the addresses set forth on the signature page hereof, or as such other address as the addressee may, by notice to the other party, designate as the appropriate address for purposes of notice hereunder.

      7.4  Amendment. This Agreement may not be amended, supplemented or
           ---------
modified, except by agreement of the parties.

      7.5  CHOICE OF LAWS; ENTIRETY. THIS AGREEMENT SHALL BE GOVERNED BY AND
           ------------------------
CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THAT STATE. IT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND

UNDERSTANDINGS, IF ANY, WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.

     7.6   Severability. Any provision of this Agreement that is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining options hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     7.7   Execution. This Agreement may be executed in one or more
           ---------
counterparts, each of which shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     7.8   Survival. All covenants, agreements, undertakings, indemnities,
           --------
representations, and warranties made herein shall survive the termination of this Agreement.

     7.9   Headings.  The headings, captions, and arrangements used herein are
           --------
for convenience only and shall not be deemed to limit, amplify or modify the terms of this Agreement.

     7.10  Further Assurances. Seller shall: (a) furnish to Purchaser such
           ------------------
additional information concerning the Purchased Receivables as Purchaser may from time to time reasonably request; and (b) execute, acknowledge and deliver such supplements and such further instruments and documents as may reasonably be required or appropriate and permitted by law to further express the intention of the parties or to facilitate Seller's performance of this Agreement.

     7.11  Fees and Expenses. Within fifteen (15) days after Seller's receipt of
           -----------------
Purchaser's notices, Seller shall pay Purchaser, or an assign, all out-of-pocket costs, fees and expenses, including reasonable attorney's and auditing fees, incurred by Purchaser, or an assign incident to the exercise of Purchaser's rights and the enforcement of Seller's obligations hereunder. Upon Purchaser's or an assign's request, Seller shall reimburse Purchaser, or an assign, their routine expenses, including credit research, filing searches, filing fees, wire transfer costs, overnight mail and travel expenses.

     7.12  Indemnity. Seller hereby indemnifies and holds Purchaser, or an
           ---------
assign, harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Purchaser, or an assign, due to any action or inaction of Seller arising out of this Agreement.

     7.13  Limited Power of Attorney. Seller hereby irrevocably constitutes and
           -------------------------
appoints Purchaser, or an assign, as its agent and attorney-in-fact for so long as any Purchased Receivables are uncollected for the limited purposes of: (a) preparing, executing and filing, on Seller's behalf, any notice or other instrument which Purchaser, or an assign, determines necessary, including without limitation, the delivery of any medical records or other records or information to an Eligible Insurer to aid in Collections; and
(b) the receipt and endorsement an Seller's behalf of any drafts, checks or other payment instruments and cash evidencing Collections or the Collection of any other Receivables of Seller on which Purchaser, or an assign has a Lien, and depositing same in accordance with this Agreement. If requested by Purchasers, or an assign, Seller shall execute and deliver to Purchaser, or an assign, a separate Power of Attorney in favor of Purchaser, or an assign, evidencing the foregoing Power of Attorney and the said power may be filed of record and provided to third parties.

SELLER                           PURCHASER

(Name]                           HEALTHPARTNERS FUNDING, L.P.
[Address]                        c/o HealthPartners Financial Corporation
                                 2001 L Street N.W., 402, Washington, D.C. 20036

By:                        By: Healthpartners Financial Corporation
   ----------------------       General Partner
Name:
     --------------------
Title:
      ------------------
                           By:
                               ---------------------------------------------
                           John K. Delaney. President

                                   EXHIBIT A
                                   ---------

                             Form of Offer Letter
                             --------------------

                                         [Date of Offer Letter]

To:  HEALTHPARTNERS FUNDING, L.P.
     c/o HealthPartners Financial Corporation
     2001 L Street N.W., No. 402
     Washington, D.C. 20036
     Attention: John K. Delaney, President

FROM:    [Seller's name]

     The capitalized terms used herein have the meaning defined in an Agreement between Purchaser and Seller dated _____, 199_.

     Seller hereby offers for sale to Purchaser the Batch of Eligible Receivables described in Schedule A attached which Exhibit shall include the
                         ----------
Patient's name, the Eligible Insurer, the gross dollar amount of each Receivable in a Batch and its Verified Net Claim Payment Amount.

     In connection with its offer, Seller warrants and represents that:

(a) Such Receivables constitute Eligible Receivables which have not been sold by Seller and relate to Patients.

(b)  Seller has fully performed all of its obligations under the Agreement.

(c) Seller's representations and warranties in the Agreement are true and correct in all material respects as of the date of this Offer Letter.

(d) Purchaser's acceptance of this Offers, in whole or in part, and payment of the Initial Payment, shall transfer ownership of the Purchased Receivables to Purchaser; and

(e) Upon Purchaser's acceptance of this Offer, Seller shall execute an Assignment of Receivables in substantially the form of Schedule B attached.
                                                       ----------

                                      [Seller's Name]

                                      By:
                                         -------------------------
                                      Name:
                                           -----------------------
                                      Title:
                                            ----------------------

     The Offer contained in this Offer Letter is hereby accepted by Purchaser as of ______, 199_.

                              HEALTHPARTNERS FUNDING, L.P.
                         By:  Healthpartners Financial Corporation,
                              General Partner

                         By:
                              ---------------------------------------------
                              John K. Delaney, President

                                   EXHIBIT B
                                   ---------

                      Assignment of Eligible Receivables
                      ----------------------------------

     The capitalized terms used herein have the meaning defined in an Agreement between Purchaser and Seller date ______, 199_.

     For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby assigns, sells and conveys to Purchaser the Eligible Receivables described in an Offer Letter dated ________, 199_ and listed on Schedule A attached thereto, together with all Related Security in
          ----------
accordance with the said Agreement.



Dated:______________ 199_

[Seller]

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

                                 FRAUD GUARANTY


                                          ____________ ____, 1994



HealthPartners Funding, L.P.
c/o HealthPartners Financial Corporation
2001 L Street N.W., No. 402
Washington, D.C. 20036

Gentlemen:

     The capitalized terms used herein have the meanings set forth in an Agreement between Purchaser and Seller of even date.

     In order to induce Purchaser to enter into the Agreement, the undersigned (Guarantor), an officer and/or shareholder and/or a Person interested in Seller, hereby warrants, covenants and guarantees the following to Purchaser:

     1. All Purchased Receivables are or will be genuine and in all respects what they purport, and they represent bona fide obligations of Patients or other Persons arising out of Seller's delivery of Medical Services.

     2. Seller has not and shall not assign any Purchased Receivables in respect of which there are offsets, contra-accounts or counterclaims of any nature whatsoever and Seller shall do nothing to impede or interfere with the normal collection and payment of such Receivables.

     3.  Seller is solvent.

     4. The Purchased Receivables are or when purchased will be free and clear of Liens.

     Guarantor hereby indemnifies and holds Purchaser harmless from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature which may be imposed on, incurred by or asserted against Purchaser, or any assign, due to any fraud, deceit or criminal act on the part of any officer, employee or agent of Seller in connection with the Agreement.

     Nothing contained in this Fraud Guarantee shall be in any way impaired or affected by any change in or amendment to the Agreement, or documents ancillary thereto and this Fraud

Guarantee shall be binding upon Guarantor, his heirs, personal representatives, successors and assigns.

     Guarantor's liabilities hereunder are direct and unconditional, and may be enforced without requiring Purchaser to resort to any other right, remedy or security against Seller.

     It shall not be necessary for Purchaser to give notice to Guarantor of any changes in the Agreement, or documents ancillary thereto, or Purchaser's financial arrangements with Seller and Guarantor hereby consents to such changes.

WITNESS:                             GUARANTOR:

- ---------------                      By:
                                        ---------------------
                                     Name

                               State of Delaware                PAGE  1

                       Office of the Secretary of State

                       --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "HEALTHPARTNERS FUNDING, L.P.", FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF SEPTEMBER, A.D. 1994, AT 9 O'CLOCK A.M.


                     [STATE OF DELAWARE SEAL APPEARS HERE]





                                        /s/ Edward J. Freel
[SECRETARY OF STATE SEAL APPEARS HERE]  ----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:     7237489

                                                  DATE:     09-13-94

                    RECEIVABLES PURCHASE AND SALE AGREEMENT


     This Receivables Purchase and Sale Agreement (the "Agreement") is entered into as of ____________ __, 1995, between HealthPartners Funding, L.P., a Delaware limited partnership (the "Purchaser") and _________________________, a ______________________ corporation (the "Seller").

                                  WITNESSETH

WHEREAS, Purchaser is in the business of purchasing receivables; and

WHEREAS, Seller is desirous of selling to Purchaser certain of its receivables generated in the ordinary course of Seller's business; and

WHEREAS, Purchaser and Seller wish to confirm the terms and conditions pursuant to which certain receivables of Seller will be sold to Purchaser during the term of this Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

1.   Definitions.
     -----------

     The following definitions shall apply to the following terms wherever used in the Purchase Documents (such definitions to be equally applicable to both the singular and plural forms of such terms), except where the terms are expressly defined otherwise or where the context clearly requires otherwise:

     Affiliate (or a Person "affiliated with" a specified Person). Any Person
     ------------------------------------------------------------
directly or indirectly, through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, another Person. A person shall be deemed to control another Person for the purposes of this definition if such first Person possesses, directly or indirectly, the power to direct, or to cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, through common directors, trustees or officers, by contract or otherwise.

     Agreement. This Receivables Purchase and Sale Agreement, with any and all
     ---------
exhibits and schedules attached hereto, and any and all amendments, supplements and modifications hereof.

     Authorized Persons. The Persons designated in writing from time to time by
     ------------------
the Seller on behalf of Seller with respect to all matters involving this Agreement.

     Bankruptcy Event. With respect to any Person, when: (a) a receiver,
     ----------------
custodian, liquidator or trustee of any of its assets is appointed by court order; (b) an order for relief under any bankruptcy, reorganization or insolvency Law is entered after the filing of a petition by or against it; (c) any of its assets are sequestered or attached by court order; (d) a petition to reorganize or rehabilitate it under any bankruptcy, reorganization or insolvency Laws is filed against it and is not described within thirty (30) days of the filing thereof; (e) such Person requests reorganization, arrangement, com-position, readjustment, dissolution, rehabilitation, liquidation or similar relief under any provision of any present or future Law or consents to the filing of any petition against it under such Law; or (f) such Person makes a general assignment for the benefit of its creditors, admits in writing its inability to pay its debts generally as they become, due, generally fails to pay its debts as they become due, consents to the appointment of a receiver, trustee or liquidator of all or any part of its assets, or otherwise commits any similar act.

     Batch. A group of Eligible Receivables periodically submitted by Seller to
     -----
Purchaser for Purchase pursuant to the terms hereof or a group of Eligible Receivables actually purchased, as applicable.

     Business Day. A day other than Saturday or Sunday on which the United
     ------------
States Post Office is open for regular business in Washington, D.C.

     Claim Date. The date of submission of a claim to the Insurer obligated to
     ----------
pay a Receivable.

     Collection Period. The period from the Purchase Date of a Batch through and
     -----------------
including _________ (__) days from such Purchase Date; provided that at the option of the Purchaser the Collection Period may be extended pursuant to a written notification to Seller together with the terms of such extension.

     Collections. All cash collections or cash proceeds received by the
     -----------
Purchaser or by the Seller on behalf of the Purchaser in respect of any Purchased Receivables or Related Security or other Receivables of Seller, as appropriate.

     Commitment. _______________Dollars ($___________).
     ----------

     Delinquent Purchased Receivable. A Purchased Receivable which, (i) remains
     -------------------------------
unpaid in whole or in part more than _______ (__) days after the Claim Date thereof or at the expiration of the Collection Period applicable thereto or (ii) is not recoverable as determined in good faith by Purchaser.

     Eligible Insurer. An Insurer approved by the Purchaser.
     ----------------

     Eligible Receivable. A Receivable which satisfies all of the following
     -------------------
criteria:

     (a) such Receivable is a bonn fide undisputed contractual or other obligation owed to Seller by an Eligible Insurer (or assigned to Seller by a Patient) that arises from the Seller having performed Medical Services with respect to a Patient entitled to insurance benefits under an insurance policy between the Patient and the Insurer;

     (b) the insurance claim related thereto has been verified by a process approved by the Purchaser and has been forwarded to the Insurer for payment; and

     (c)  such Receivable is not an Excluded Receivable.

     Excluded Receivables.  The following Receivables shall not constitute
     --------------------
Eligible Receivables;

     (a) Receivables that are evidenced by promissory notes or other instruments or chattel paper;

     (b) Receivables that represent amounts due from Affiliates or employees of the Seller;

     (c)  Receivables that are subject to any Lien;

     (d) Receivables that represent amounts due from a payor located outside the United States of America;

     (e)  Receivables payable in any currency other than United States dollars;

     (f) Receivables that represent amounts due from an Insurer with respect to which a Bankruptcy Event has occurred and is continuing.

     Government Programs. Medicare, Medicaid, Title V Maternal and Child Health
     -------------------
Services Block Grant Program and the Title XX Social Services Block Grant Pro-gram.

     Initial Offer. As defined in Section 2.1.
     -------------                -----------

     Initial Payment. With respect to a Batch, an amount equal to _______
     ---------------
percent (__%) of the Purchase Price for a Batch, payable on the Purchase Date.

     Insurer. A Person that insures a Patient against certain of the costs
     -------
incurred in the receipt by such Patient of Medical Services.

     Investment. At any time, that portion of the Purchase Price actually paid
     ----------
by the Purchaser to Seller for Purchased Receivables which have not been re-assigned by

Purchaser to Seller, less all Collections with respect thereto which have been received by the Purchaser.

     Law or Laws. Statute(s), law(s), ordinance(s), regulation(s), order(s),
     -----------
writ(s), injunction(s) or decree(s) of any political or governmental body or tribunal (federal, state, county, municipal, foreign or domestic, or otherwise) having competent jurisdiction.

     Lien. Any claim, mortgage, pledge, security interest, encumbrance, lien or
     ----
charge of any kind (including without limitation, any agreement to allow or give any of the foregoing), any conditional sale or other title retention agreement, or any lease in the nature thereof, or the interest of the lessor under any capitalized lease obligation.

     Medical Services. Medical and health care services provided to a Patient,
     ----------------
including, but not limited to, medical and health care services provided to a Patient and performed by Seller which are covered by a policy of insurance issued by an Insurer, and includes physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, and medicine or health care equipment provided by Seller to a Patient for a necessary or specifically requested valid and proper medical or health purpose.

     Medicare and Medicaid. As the context may require, the Medicare program
     ---------------------
existing pursuant to 42 U.S.C. &1395 et seq., and regulations adopted under the
                                     -- ----
authority thereof, the Medicaid program adopted by any state pursuant to 42 U.S.C. &1396 et seq., and regulations adopted under the authority thereof, and
             -------
every intermediary, carrier and administrator of any of such programs.

     Net Outstanding Balance. As of any date, the balance of the Verified Net
     -----------------------
Claim Payment Amount applicable to a Purchased Receivable.

     Offer. Each offer by the Seller to sell Eligible Receivable(s) to the
     -----
Purchaser pursuant to an Offer Letter, including the Initial Offer.

     Offer Letter. A letter from the Seller to the Purchaser supplying the
     ------------
information specified in the form attached hereto as Exhibit A or in such other
                                                     ---------
form as Purchaser may direct.

     Patient. Any Person receiving Medical Services from Seller and all Persons
     -------
legally liable to pay Seller for such Medical Services other than Insurers.

     Person. An individual, corporations, partnership, joint venture, trust,
     ------
incorporated organization, or any juridical and/or business entity, or a government or any agency or political subdivision thereof.

     Purchase Date. For Eligible Receivable(s), the effective date of an Offer,
     -------------
which shall be a Business Day at least two (2) Business Days after receipt by the Purchaser of an Offer Letter with respect to such Eligible Receivable(s).

     Purchase Discount. An amount equal to ________ percent (__%) of the
     -----------------
aggregate Verified Net Claim Payment Amount for a Batch of Eligible Receivable(s) purchased under this Agreement. The Purchase Discount applies for the Collection Period.

     Purchase Documents. This Agreement, each Offer Letter, each Purchased
     ------------------
Receivables Statement and all future amendments, supplements or modifications of each of the foregoing, and all other documents, certificates and agreements executed or delivered (or to be executed or delivered) pursuant to any of the foregoing documents.

     Purchase Price. For each Batch of Eligible Receivables purchased by the
     --------------
Purchaser hereunder, the Verified Net Claim Payment Amount thereof on the Purchase Date, less the Purchase Discount.

     Purchased Receivables. Eligible Receivables, and the Related Security
     ---------------------
therefor, which have been purchased by the Purchaser pursuant to an Offer Letter by payment of the Initial Payment therefor.

     Receivable. An "account" (as defined in the Uniform Commercial Code as in
     ----------
effect in the State of Maryland) generated by the Seller in the ordinary course of its business of providing Medical Services.

     Related Security. (a) All of the Seller's interest in all rights, security,
     ----------------
guarantees, indemnities, payment or performance bonds, insurance policies, warranties and other agreements and arrangements supporting or securing payment of a Receivable; (b) all of the Seller's rights as a provider of Medical Services, other services, seller of goods or unpaid seller or lienor, including, without limitation, attachment, replevin and reclamation; (c) all files, records (including, without limitation, computerized records and all applicable medical records), books, ledger cards (including, without limitation, computer programs, tapes and related electronic data processing software) and writings of the Seller or in which it has interest in any way relating to the foregoing; and (d) all proceeds and products of the foregoing or any Receivable.

     Replacement Date. The fifth (5th) Business Day after any Purchased
     ----------------
Receivable ceases to be an Eligible Receivable or becomes a Delinquent Purchased Receivable.

                                       5
                                       -

     Reserve. With respect to a Batch, an amount equal to the Purchase Price for
     -------
such Batch less the Initial Payment applicable thereto, which Reserve shall be held and applied in the manner set forth in Section 2.3.
                                            -----------

     Sentiment Date. Friday of each week if such day is a Business Day or any
     --------------
other mutually agreed upon day.

     Termination Event. (a) The Seller fails to remit immediately to the
     -----------------
Purchaser all or any portion of any Collection with respect to a Purchased Receivable which it may receive; (b) the occurrence of a Bankruptcy Event with respect to the Seller; (c) the Seller fails to assign to the Purchaser additional Eligible Receivable after the Purchaser has exercised the option described in Section 2.6 hereof; (d) a medical claims management and processing
             -----------
entity acceptable to Purchaser in its sole discretion shall cease to participate in the management of Seller's medical claims processing; or (e) the Seller fails to honor any other obligations set forth in this Agreement.

     Verified Net Claim Payment Amount. The dollar amount payable to Seller by
     ---------------------------------
an eligible Insurer obligated on a Receivable, a claim for which has been submitted to the Insurer, less any and all deductions deemed applicable by Purchaser in its sole discretion, and verified by Purchaser.

2.   Purchase, Sale and Collection of Receivables.
     --------------------------------------------

     2.1   Revolving Purchases.  On the date on which all conditions precedent
           -------------------
described in Section 4 hereof have been satisfied, the Seller may offer Batches
             ---------
of Eligible. Receivables for sale to the Purchaser on any Business Day (the First such offer is referred to herein as the "Initial Offer").

     2.2  Offer Procedures.
          ----------------

(a) At least two (2) Business Days prior to the Purchase Date of any Offer, the Seller shall deliver to the Purchaser with respect to each Offer
(i) an Offer Letter, duly executed by Authorized Persons of the Seller, certifying that each Receivable subject to such Offer Letter is an Eligible Receivable and containing the other information specified therein, and attached to which shall be a printout or listing describing the Insurer, the gross claim amount of each Eligible Receivable in the Batch subject to the Offer Letter, the Verified Net Claim Payment Amount of the Batch if then available and such other information as the Purchaser shall require and (ii) an Assignment of Receivables in the form attached hereto as Exhibit B, duly executed by
                                           ---------
Authorized Persons of the Seller.

(b) Each Offer of Eligible Receivables for sale to the Purchaser shall be subject to the condition that the Purchaser's total Investment in Purchased Receivables shall at no time exceed the Commitment. The Purchaser may, in its sole discretion, accept or reject all or part of any Offer. If the Purchaser accepts all or any part of any Offer, the Purchaser shall (i) if not earlier determined determine the Verified Net Claim Payment Amount of the Batch, (ii) advise Seller thereof,
(iii) notify the Seller of such acceptance no later than 10:00 a.m. on the Purchase Date, and (iv) make the Initial Payment therefor to the Seller no later than 2:00 p.m. on the Purchase Date. Seller understands and agrees that except for its rights in the Reserve applicable to a Batch as set forth herein, payment of the Initial Payment shall complete the transfer to the Purchaser of full legal and beneficial title to and full and absolute ownership of the Purchased Receivables and all Related Security therefor and Seller shall have no further ownership rights therein. Notwithstanding the foregoing, with respect to any Purchased Receivable which represents an obligation under a Government Program, Seller shall retain the right to receipt of payment and any right to demand or otherwise make a claim under such a Government Program.

     2.3  Reserve.  Each Reserve account applicable to a Batch shall be held as
          -------
additional security for Seller's obligations hereunder (and Seller hereby grants a Security Interest therein to Purchaser) and may be credited, charged, or applied against such obligations of Seller, including adjustments to the Purchase Discount. A Reserve (or a portion thereof as provided below) shall be released and paid to Seller on the earlier to occur of (i) the Settlement Date next following receipt by Purchaser of the aggregate Verified Net Claim Payment Amount of the respective Batch or (ii) the Settlement Date next following the expiration of the Collection Period applicable to the Batch; provided that if at the expiration of the Collection Period, Purchaser shall have received Collections in an amount (a) less than the sum of the Initial Payment plus the Purchase Discount (as the same may be adjusted) for the Batch, the Reserve account shall be canceled, all uncollected Purchased Receivables in the Batch shall be re-assigned to Seller without recourse or warranties of any kind and, at its option, Purchaser may offset the difference between the Collections received and the sum of the Initial Payment plus the Purchase Discount from any other Reserve account for any other Batch of Purchased Receivables or from amounts due Seller from the purchase of other Batches or Purchaser may exercise the Replacement Option in Section 2.6, or (b) more than the sum of the Initial
                          -----------
Payment plus the Purchase Discount (as adjusted) but less than the Verified Net Claim Payment Amount for such Batch, Purchaser shall release to Seller such portion of the Reserve account equal to the excess received, the balance of the Reserve account applicable to the Batch shall be canceled and all uncollected Purchased Receivables in the Batch shall be re-assigned to Seller without recourse or warranties of any kind. Seller understands and agrees that a Reserve account may represent accounting entries and not cash balances.


     2.4  Reserve Settlement. On each Settlement Date, Purchaser shall release
          ------------------
any amounts in any Reserve account that Seller is then entitled to pursuant to the terms hereof. Such settlement shall be accompanied by a settlement statement in a form prepared by Purchaser. If any Settlement Date is also a Purchase Date or Replace-ment Date, the aggregate amount to be remitted to Seller by Purchaser shall be netted or credited against any amounts then due Purchaser.

     2.5  Reports. At such times during a Collection Period as Seller shall
          -------
request but not more frequently than weekly, Purchaser shall submit to Seller, or cause a third party to submit to Seller, a Purchased Receivables Statement or other acceptable report reporting the status of Collections with respect to all Batches of Purchased Receivables, together with a reconciliation of Purchaser's Investment in Purchased Receivables as of the date of the report.

     2.6  Replacement Option.
          ------------------

(a)       If the Net Outstanding Balance of any Purchased Receivable is either
(i) reduced or cancelled as a result of any defective, rejected, repossessed or returned services, any cash discount or any retainage or any other adjustment, or (ii) reduced or cancelled as a result of any dispute, setoff or by agreement, in respect of any claim by the Insurer thereof or by a Patient against the Seller, then the Purchaser shall have the option of requiring the Seller to replace such Purchased Receivable by assigning to the Purchaser, on the next Replacement Date, additional Eligible Receivables with an aggregate Verified Net Claim Payment Amount on such Replacement Date of at least one hundred ________ percent (__%) of the amount of such reduction, adjustment or cancellation.

(b) If any Purchased Receivable ceases to be an Eligible Receivable or any Purchased Receivable becomes a Delinquent Purchased Receivable (unless such Delinquent Purchased Receivable is the result of the bankruptcy, insolvency or financial inability to pay of the Insurer thereof as demonstrated by the Seller to the reasonable satisfaction of the Purchaser), then the Purchaser shall have the option of requiring the Seller to replace such Purchased Receivable by assigning to the Purchasers, on the next Replacement Date, additional Eligible Receivable with an aggregate Verified Net Claim Payment Amount on such Replacement Date equal to at least one hundred ________ percent (__%) of the Net Outstanding Balance of the replaced Purchased Receivable.

(c) On the Purchase Date following the Replacement Date, in lieu of the provisions of paragraphs (a) and (b) above, the Purchaser may elect to reduce the aggregate Purchase Price for Eligible Receivables purchased by the Purchaser on such date by one hundred _________ percent (__%) of the Net Outstanding Balance then remaining unpaid on any Purchased Receivable being replaced.

(d) If the Purchaser elects to exercise the replacement option described above with respect to any Purchased Receivable(s), the Purchaser wills, contemporaneously with the assignment of the required amount of additional Eligible Receivables on the

Replacement Date, re-assign the replaced Purchased Receivable(s) to the Seller without recourse or warrants of any kind.

    2.7  No Assumption. The Purchaser does not, and shall not be deemed to,
         -------------
assume any obligations of the Seller relating to any Receivables or the transactions giving rise to any Receivables.

    2.8  Receivables Purchase Transaction: Not a Loan. The transactions
         --------------------------------------------
contemplated by this Agreement are purchases of Receivables. The Purchase Price paid for the Purchased Receivables by the Purchaser does not constitute a loan to the Seller, and the Seller shall not have any obligation to repay such Purchase Price or any other obligation with respect to Purchased Receivables except as specified herein. The Purchaser's ownership of the Purchased Receivables constitutes full and absolute ownership of all right, title and interest in such Receivables free and clear of any redemption or conditional ownership by Seller.

    2.9  Security Interest in Other Assets. As additional security for Seller's
         ---------------------------------
obligations hereunder, Seller hereby grants a Security Interest in such other assets of Seller as Purchaser and Seller shall agree, which agreement shall be evidenced by a Financing Statement executed by Purchaser and Seller.

3.  Representations and Warranties of the Seller.
    --------------------------------------------
    To induce the Purchaser to enter into this Agreement, the Seller represents and warrants to the Purchaser as follows:

    3.1  Existence.  The Seller is a corporation or other entity duly organized
         ---------
or formed, validly existing and in good standing under the laws of its state of incorporation or formation. The Seller is duly qualified to transact business, and is in good standing, in each jurisdiction where the nature of its business or properties requires such qualification. The Seller has all requisite power, authority, licenses, permits and approvals material to the ownership and operation of its properties and to the carrying on of its business.

    3.2  Capacity.  The Seller has all requisite power and authority to execute
         --------
and deliver, and to perform under this Agreement and the other Purchase
Documents.

    3.3  Authorization.  The execution and delivery of, and performance by the
         -------------
Seller under, this Agreement and the other Purchase Documents, have been duly authorized by all requisite action; are not in contravention of any applicable Law; are not in contravention of the terms of its Articles or Certificate of Incorporation or other formation documents or bylaws (if a corporation), the terms of any credit or loan agreement, indenture, lease, franchise, marketing agreement, license, mortgage or deed of trust, or other material agreement, undertaking or arrangement (written or oral) to which the Seller is a party or by which it (or any of its assets) may be bound; and will not give rise to the creation of any Lien upon any of the assets of the Seller.

   3.4  Validity.  This Agreement and the other Purchase Documents, when
        --------
executed and delivered by all parties thereto, will constitute the valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

   3.5  Consent.  No consent, approval or authorization of, registration with or
        -------
declaration to any tribunal, Person or entity, including, without limitation, the Patients or the Insurers obligated on the Purchased Receivables, or approval by the shareholders of the Seller (if Seller is a corporation), is required in connection with the execution and delivery of this Agreement and the other Purchase Documents or in connection with the performance by the Seller of any covenant or agreement contained herein or therein.

   3.6  Defaults Under Other Documents.  The Seller is not, nor will the
        ------------------------------
execution, delivery, performance of or compliance with the terms of this Agreement and the other Purchase Documents cause the Seller to be, in default or in violation (nor has any event or condition occurred which, with notice or lapse of time or both, would constitute a default violation) under (a) its Articles or Certificate of Incorporation or other formation documents or by laws (if a corporation), or (b) any credit or loan agreement, indenture, lease, franchise, marketing agreement, license, mortgage or deed of trust, or other material agreement, undertaking or arrangement (written or oral) to which it is a party or by which it (or its assets) may be bound.

   3.7  Compliance with Laws.  The Seller is not, and the execution, delivery
        --------------------
and performance of, and compliance with, the terms of this Agreement and the other Purchase Documents will not cause the Seller to be, in violation of any Laws in any respect that could have any material adverse effect, whatsoever upon
(a) the validity, performance or enforceability of any of the terms of this Agreement and the other Purchase Documents, or (b) the financial condition or business operations of the Seller.

   3.8  Place of Business.  The place of business of the Seller, or the Seller's
        -----------------
chief executive office if the Seller has more than one place of business, is located at the address of the Seller set forth herein, and the Seller keeps its books and records regarding its Receivables at that address.

   3.9  Receivables.  The Seller (a) is the sole owner of all right, title and
        -----------
interest in and to all of its Receivables (including the Purchased Receivables) free and clear of any Lien and (b) has not sold, assigned, hypothecated, pledged or granted any Lien or security interest in all or any portion of such Receivables.

4.  Conditions Precedent.
    --------------------

    The Seller shall not be deemed to have made the Initial Offer until all requirements set forth in this Section 4 are satisfied and the Purchaser has
                               ---------
received the documentation set forth in this Section 4:
                                             ---------

    4.1  Formation Documents and Certificates.  Copies of the Articles of
         ------------------------------------
Incorporation, or other formation documents, and all amendments thereto, of the Seller, to be accompanied by (i) a certificate of the Secretary of State of its jurisdiction of incorporation or formation, dated as of a date no more than ten
(10) days prior to the date of the Initial Offer, to the effect that such copies are correct and complete, and (ii) a certificate of its Secretary, dated as of the date of the Initial Offer, that each such copy is correct and complete and that no changes have occurred therein after the date of the foregoing official certificate.

    4.2  Bylaws.  If Seller is a corporation, copies of the bylaws, and all
         ------
amendments thereto, of the Seller, to be accompanied by a certificate, dated as of the date of the Initial Offer, of its Secretary that such copies are correct and complete.

    4.3  Good Standing.  A certificate of the Secretary of State of Sellers
         -------------
jurisdiction of incorporation or formation bearing a date not more than (10) days prior to the date of the Initial Offer, to the effect that the Seller is a corporation or other entity duly organized and in good standing under the Laws of the State of its incorporation or formation.

    4.4  Incumbency.  Certificates of incumbency of all officers of the Seller
         ----------
who will be authorized to execute or attest any of the Purchase Documents on behalf of the Seller, executed by the Secretary of the Seller, dated as of the date of the Initial Offer.

    4.5  Resolutions.  Copies of resolutions of the Board of Directors or
         -----------
partners of the Seller, approving the execution of this Agreement and the other Purchase Documents and authorizing the performance of the obligations of the Seller contemplated in this Agreement and in the other Purchase Documents, accompanied by a certificate of its Secretary, dated as of the date of the Initial Offer, that such copies are complete and correct copies of resolutions duly adopted at a meeting of (which may be held by conference telephone or similar communication equipment by means of which all Persons participating in a meeting can hear each other if permitted by applicable Law) or by the unanimous written consent of (if permitted by applicable Law) such Board of Directors or partners, and that such resolutions have not been amended, modified or revoked in any respect, and are in full force and effect as of the date of the Initial Offer.

    4.6  Financing Statements.  All financing statements requested by the
         --------------------
Purchaser to evidence the sale of Receivables pursuant to this Agreement or otherwise required by this Agreement, duly executed by the Seller and filed in the appropriate jurisdictions.

                                      11
                                      --

     4.7 Opinion of Counsel. Unless waived by Purchaser, the opinion of counsel
         ------------------
to the Seller, addressed to the Purchaser, to the effect that such counsel has examined this Agreement and such other documents and matters as such counsel deemed necessary to reach the conclusions stated in the opinion, which conclusions shall include the following: (1) the Seller is a corporation or other entity, duly organized, validly existing and in good standing under the laws of its state of incorporation or formation; (ii) to the best knowledge of such counsel, the Seller is duly qualified to transact business, and is in good standing, in each jurisdiction where the nature of its business or properties requires such qualifications; (iii) the Seller has all requisite power and authority to execute and deliver and perform under, this Agreement; (iv) the execution and delivery of, and performance by the Seller under, this Agreement
(A) have been duly authorized by all requisite action, (B) to the best knowledge of such counsel, are not in contravention of any applicable Law, and (C) are not in contravention of its Articles or Certificate of Incorporation or other formation documents, or bylaws (if a corporation), or to the best knowledge of such counsel, the terms of any credit or loan agreement, indenture, lease, franchise, marketing agreement, license, mortgage or deed of trust, or other material agreement, undertaking or arrangement (written or oral) to which the Seller is a party or by which it (or any of its assets) may be bound; (v) this Agreement, when executed and delivered by all parties hereto, will constitute the valid, legal and binding obligation of the Seller, enforceable, subject to customary qualifications, in accordance with its term; (vi) to the best knowledge of such counsel, no consent, approval or authorization of, registration with or declaration to any tribunal, Person or entity, including without limitation, the Patients or Insurers obligated on the Receivables, is required in connection with the execution and delivery of this Agreement, the sale of the Receivables to the Purchaser in accordance with the terms hereof or in connection with the performance by the Seller of any covenant or agreement contained herein; (vii) no approval by the shareholders of the Seller (if Seller is a corporation) is required in connection with the execution and delivery of this Agreement or in connection with the performance by the Seller of any covenant or agreement contained herein; and (viii) Receivables owned by the Seller are not subject to any Lien, other than the Purchaser's interest therein.

     4.8  Closing Certificate.  Certificates of the Seller, duly executed by
          -------------------
Authorized Persons of the Seller, dated as of the date of the Initial Offer, certifying that the representations and warranties contained herein are true and correct as of such date, and that no Termination Event has occurred as of such date.

     4.9  UCC Searches.  Copies of Certificates on form UCC-11 of the Secretary
          ------------
of State of each jurisdiction where the Seller has its chief executive office or keeps its books and records regarding Receivables, and copies of all financing statements listed thereon, evidencing that no Person (other than the Purchaser) has an interest in or Lien on any Receivables owned by the Seller, whether such interest or Lien arises because such Receivables are proceeds of inventory or otherwise.

                                      12
                                      --

      4.10  Other Documents. Any and all other documents or certificates
            ---------------
reasonably requested by the Purchaser in connection with the purchase of Eligible Receivables pursuant to this Agreement.

5.  Covenants of the Seller.
    -----------------------

      5.1  Collection by the Seller. From and after the date of the Initial
           ------------------------
Offer, the Seller, as independent contractor on behalf of the Purchaser in accordance with the requirements of this Agreement, shall assist Purchaser and its representatives in collecting all payments on the Purchased Receivables and, if required by Purchaser, all other receivables of Seller, and cause such Collections to be remitted to the Purchaser as provided herein. If under any bankruptcy, insolvency, fraudulent transfer or other law affecting the rights of creditors generally, the Purchaser is required by a court to return to any Person any amount of Collections previously received by the Purchaser, the Seller agrees to promptly assign to the Purchaser, without setoff, deduction or counterclaim of any kind, additional Eligible Receivables with a Verified Net Claim Payment Amount on such date of at least one hundred ___ percent (___%) of such amount of Collections required to be returned.

      5.2  Operations. The Seller shall assist in collecting the Purchased
           ----------
Receivables in an orderly and efficient manner consistent with good business practices and in accordance with all applicable Laws. The Seller shall not modify the terms of any Purchased Receivables so as to impair the value or collectability thereof.

      5.3  Payment of Collections. The Seller shall instruct all Insurers
           ----------------------
obligated to pay Purchased Receivables and if required by Purchaser, all other Receivables of Seller, to make all payments thereon to such lockbox or other account(s) as the Purchaser, or any lender to the Purchaser, may direct, provided that payments from payors under Government Programs shall be made to such account(s) or otherwise in compliance with all applicable Laws, rules or regulations applicable to such payments. If the Seller shall receive any payments on any Purchased Receivables, such payments shall be promptly delivered, uncashed by the Seller and without commingling such payments with other funds of the Seller, to the Purchaser or as directed by the Purchaser.

      5.4  Records. The Seller shall at all times maintain full and accurate
           -------
books and records regarding the Purchased Receivables and Collections thereon in accordance with generally accepted accounting principles. Such books and records shall be marked to indicate the ownership interest of the Purchaser in the Purchased Receivables. Subject to any prohibitions or any Law, such books and records, together with other financial and business information concerning Seller and all applicable medical records, shall be available for inspection, audit and copying by the Purchaser and its representatives during reasonable business hours.

        5.5 Relationship of Parties. The Seller shall have the status of and act
            -----------------------
as an independent contractor in the collection of Purchased Receivables on behalf of the Purchaser, and shall in no event be, or be deemed to be, an agent of the Purchaser. Furthermore, this Agreement shall not be construed to create a partnership or joint venture between the Purchaser and the Seller.

        5.6 Duty of Care. In the administration and collection of the Purchased
            ------------
Receivables and in all actions contemplated by this Agreement, the Seller shall use the same degree of care that the Seller uses in the collection of any other accounts receivable owned by the Seller.

        5.7 Notice of Changes. The Seller shall notify Purchaser in writing at
            -----------------
least thirty (30) Business Days prior to the date of change of its name, the location of its chief executive office, its principal place of business, or the place where it keeps its books and records. No later than fifteen (15) days after the occurrence of any of the aforementioned changes, the Seller shall deliver to the Purchaser acknowledgment copies of amendments on form UCC-3 reflecting such change duly executed and duly filed before the effective date of the change in each jurisdiction in which UCC-1 filings were made in order to evidence the sale of Receivables pursuant to this Agreement.

        5.8 Patient Compliance. Seller shall ensure that Patients have satisfied
            ------------------
all conditions precedent to the Insurer's obligation to pay at least the Verified Net Claim Payment Amount under insurance policies relating to Purchased Receivables.

6. Certain Rights.
   --------------

        6.1 Notice to Insurers. At any time after the date of the Initial Offer,
            ------------------
the Purchaser may (i) terminate any duties of the Seller with respect to assisting in the collection of the Purchased Receivables, and (ii) upon five (5) days prior written notice to Seller, notify any Insurers obligated on the Purchased Receivables (other than payors under Government Programs if such notification would be ineffectual or unlawful) (A) of the sale and assignment of the Purchased Receivables to the Purchaser, and (B) to make all payments on the Purchased Receivables directly to the Purchaser or its designee. Upon the receipt of such notice, the Seller shall promptly deliver to the Purchaser or its designee all books and records (including, without limitation, computerized records and all applicable medical records) relating to the Purchased Receivables.

        6.2 Termination. At any time, upon either (i) immediately upon the
            -----------
occurrence of a Termination Event, or (ii) upon thirty (30) days prior written notice to the Seller from the Purchaser, the Purchaser may terminate this Agreement and the Commitment of the Purchaser to purchase Eligible Receivables; provided that if a Termination Event occurs, this Agreement shall be terminated automatically, without any further action by the Purchaser. At any time, after one (1) year from the date hereof, upon thirty (30) days prior written notice to Purchaser, the Seller may terminate this Agreement. From and after termination, the Seller shall not make any further Offers; provided however, the Seller shall continue to comply with all of its obligations hereunder, including obligations with respect to outstanding Purchased Receivables. During the term of this Agreement, each month Seller shall sell to Purchaser Eligible Receivables having an aggregate Verified Net Payment Amount of at least $_______.

7.  General Provisions.
    ------------------

    7.1 Assigns. Seller may not assign any of its rights or duties hereunder
        -------
without the prior written consent of the Purchaser and any attempt to do so shall be void. Purchaser may, without the consent of Seller, assign all or any portion of its rights hereunder by way of participations or otherwise to such other entities that such Purchaser may select.

    7.2 Modifications and Waivers. No delay on the part of any party in
        -------------------------
exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. No waiver shall be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

    7.3 Notice. Except as otherwise specifically provided herein, any notice
        ------
hereunder shall be in writing (including telegraphic or telecopy communication) and, if mailed, shall be deemed to be given three (3) days after being sent by registered or certified mail, postage prepaid, or if telegraphed when delivered to the telegraph company, or if telecopied when transmitted, or otherwise when delivered in person to the addressee and a receipt given for, in all such instances addressed to the parties as set forth on the signature page hereof, or as such other address as the addressee may, by written notice received by the other party hereto, designate as the appropriate address for purposes of notice hereunder.

    7.4 Amendment. This Agreement may be amended, supplemented or modified, and
        ---------
the observance of any term of provision hereof may be waived, only with the written consent of the Seller and the Purchaser.

    7.5 CHOICE OF LAW. THIS AGREEMENT, AND THE VALIDITY AND ENFORCEMENT HEREOF,
        -------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF MARYLAND.

        7.6 Severability. Any provision of this Agreement that is prohibited or
            ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

        7.7 ENTIRETY. THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE
            --------
PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        7.8 Execution. This Agreement may be executed in one or more
            ---------
counterparts, each of which for all purposes is to be deemed an original. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        7.9 Survival. All covenants, agreements, undertakings, indemnities,
            --------
representations, and warranties made herein shall survive both the execution and the termination hereof, and shall not be affected by any investigation made by any party.

        7.10 Money. All references herein to "Dollars," "dollars," the sign "$"
             -----
"money," "payments," or other similar financial or monetary terms are references to currency of the United States of America.

        7.11 Headings. The headings, captions, and arrangements used in this
             --------
Agreement are for convenience only and shall not be deemed to limit, amplify or modify the terms of this Agreement.

        7.12 Sections, Etc. All references to "Section," "Sections,"
             --------
"Subsection," "Paragraph" or "paragraphs" contained herein are, unless specifically indicated otherwise, reference to articles, sections, subsections and paragraphs of this Agreement. All references to "Exhibits" and "Schedules" contained herein are references to Exhibits and Schedules attached hereto, all of which are made a part hereof for all purposes, the same as if set forth herein verbatim, it being understood that if any Exhibit or Schedule attached hereto which is to be executed and delivered, contains blanks or is otherwise required to be updated from time to time, the same shall be completed correctly and in accordance with the terms and provisions contained herein and as contemplated herein prior to or at the time of the execution and delivery thereof.

      7.13  Third Party Beneficiaries. It is expressly agreed and understood
            -------------------------
among the parties to this Agreement that no provisions of this Agreement are intended to benefit any third party and no third party is entitled to rely upon any provisions contained herein; provided that any participant or assignee of the Purchaser shall be entitled to the benefits hereof.

      7.14  Further Assurances. The Seller shall furnish to Purchaser at
            ------------------
Purchaser's request such additional information concerning the Purchased Receivables or Related Security as Purchaser may from time to time reasonably request in order to establish compliance with the terms and conditions of this Agreement, and execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such supplements hereto and such further instruments and documents as may reasonably be required or appropriate and permitted by Law to further express the intention, or to facilitate the performance, of this Agreement.

      7.15  Fees and Expenses. The Seller shall pay to the Purchaser (or any
            -----------------
assignee or participant) the out-of-pocket costs, fees and expenses (including reasonable attorney's fees and auditing fees) incurred by the Purchaser (or any assignee or participant) incident to the exercise of the rights of the Purchaser and the enforcement of the Seller's obligations hereunder, or the bankruptcy or insolvency of the Seller, within fifteen (15) days of the receipt of notice thereof. If auditing is done by Purchaser (or any assignee or participant) the fee will not exceed $500.00 per quarter. Upon request, Seller will reimburse Purchaser (or any assignee or participant) certain routine expenses, including credit research, filing searches, filing fees, wire transfer costs, overnight mail and travel expenses.

      7.16 Indemnity. The Seller hereby indemnifies and holds harmless Purchaser
           ---------
(or any assignee or participant) against any and all liabilities, obligations, losses, damages, penalties, action, judgments, suits, claims, cost, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Purchaser (or any assignee or participant) due to any action or inaction of the Seller, or through the Seller, in any way relating to, or arising out of, this Agreement or any of the transactions contemplated herein. The indemnities contained in this Section shall survive any termination of this Agreement.

      7.17 Limited Power of Attorney. The Seller hereby irrevocably constitutes
           -------------------------
and appoints Purchaser (or any assignee or participant) as its agent and attorney-in-fact for so long as any Purchased Receivables are uncollected for the limited purposes of (i) preparing, executing on behalf of Seller and filing for record any notices or other instruments which Purchaser (or any assignee or participant) determines is necessary to protect its interests in Purchased Receivables, (ii) preparing, executing on behalf of Seller and/or delivering all documents, instruments or information pertaining to any Related Security which Purchaser (or any assignee or participant) determines is necessary, including without limitation, delivering any medical records or other records or

                                      17
                                      --
information to an Insurer to aid in the collection of a Purchased Receivable, and (iii) receiving and endorsing for Seller any drafts, checks or other payment instruments and cash evidencing Purchased Receivables or any Related Security or any other Receivables of Seller then being collected by Purchaser (or any assignee or participant) and depositing the same in accordance with the provisions of this Agreement. If requested by Purchaser (or any assignee or participant), Seller shall execute and deliver to Purchaser (or any assignee or participant) a separate Power of Attorney in favor of Purchaser (or any assignee or participant) evidencing the foregoing Power of Attorney which may be filed of record and provided to third parties if so determined by Purchaser (or any assignee or participant).

HEALTHPARTNERS FUNDING, L.P.
c/o HealthPartners Financial Corporation
2001 L Street NW, Suite 402
Washington, DC, 20036

By:     HEALTHPARTNERS Financial Corporation,
        General Partner

By:     --------------------------------------
        John K. Delaney, President

[SELLER]
- ---------------------------------------
- ---------------------------------------


By:-----------------------------------------
Name:
Title:

                                   EXHIBIT A
                                   ---------


                             Form of Offer Letter
                             --------------------


TO:  HealthPartners Funding, L.P.
     c/o HealthPartners Financial Corporation
     2001 L. Street NW, Suite 402
     Washington, DC, 20036
     Attn: John K. Delancy

FROM:            [Seller]

PURCHASE DATE:______________, 199_


     Pursuant to that certain Receivables Purchase and Sale Agreement dated _____, 199_ (the "Agreement") between the Purchaser and the undersigned Seller, the undersigned Seller hereby offers for sale the Batch of Eligible Receivables described on Schedule A* attached hereto (the "Subject Receivables").

     The Seller hereby certifies that:

(a) All of the Subject Receivables constitute Eligible Receivables which have not heretofore been sold and relate to Patients or residents currently being provided Medical Services by Seller;

(b)  The Seller has fully performed all of its obligations under the Agreement;

(c) The place of business of the Seller, or the Seller's chief executive office if the Seller has more than one place of business, is located at the address given for the Seller in the Agreement, and the Seller keeps its books and records regarding its Receivables at such address;

(d) The representations and warranties made by the Seller in the Agreement are true and correct in all material respects as if made as of the date of this Offer Letter;

(e) Acceptance of this Offer, in whole or in part, and payment of the Initial Payment, shall transfer full legal and beneficial title to and full absolute ownership of and to all of the Subject Receivables purchased, and all Related Security therefor; and

(f)  No Termination Event has occurred.


- ----------------------------------
* Schedule A must describe the name of the Patient, the Insurer, the gross dollar amount of each Subject Receivable and the Verified Net Claim Payment Amount of each Subject Receivable.

     Capitalization terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.


                             [Seller]

                             By:
                                ------------------------------------

                             Name:
                                  --------------------------

                             Title:
                                   -------------------------
Date of Offer Letter:

                                   EXHIBIT B
                                   ---------

                           Assignment of Receivables
                           -------------------------

    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Seller hereby assigns, sells and conveys HEALTHPARTNERS FUNDING, L.P. the Subject Receivables specified in the Offer Letter dated ____________, 199_ and listed on Schedule A attached hereto, together with all Related Security therefor, all in accordance with and subject to the terms of that certain Receivables Purchase and Sale Agreement dated ____, 199_, (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement or the Offer Letter referred to herein.

Effective Date:__________________ 199_

[Seller]

By:___________________________________

Name:_________________________________

Title:________________________________

[LOGO OF FLEET CAPITAL APPEARS HERE]


May 22, 1996


HealthPartners Funding, L.P.
2 Wisconsin Circle, Suite 320
Chevy Chase, MD 20815
Attention: John K. Delaney, President

Dear John:

    Reference is made to that certain Loan and Security Agreement dated March 9, 1995 (the "Loan Agreement") by and between HealthPartners Funding, L.P. ("Borrower") and Fleet Capital Corporation (successor by merger to Shawmut Capital Corporation) ("Lender"), together with all documents, agreements, instruments, mortgages and letters executed pursuant thereto (collectively, the "Financing Agreements"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement unless the context clearly indicates otherwise.

    You have asked that the Loan Agreement be amended to, among other things, increase the Facility Cap, and Lender is willing to do so upon the following terms and conditions:

    In consideration of the foregoing, Borrower and Lender agree as follows:

    1. Paragraph 1.1.3 of the Loan Agreement is hereby deleted in its entirety and replaced to read as follows:

    1.1.3 Facility Cap Sublimit. Revolving Credit Loans outstanding to Borrower
          ---------------------
at any one time shall not exceed $31,250,000 (the "Facility Cap Sublimit").

    2. Paragraph 2.2 of the Loan Agreement is hereby deleted in its entirety and replaced to read as follows:

    2.2 Computation of Interest and Fees. Interest and collection charges
        --------------------------------
hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all

HealthPartners Funding, L.P.
May 22, 1996
Page 2


items of payment received by Lender shall be deemed applied by Lender on Account of the Obligations (subject to final payment of such items) on the first Business Day after receipt by lender of fully collected funds from the Dominion Account.

    3. The definition of "Facility Cap" is hereby deleted in its entirety to read and replaced to read as follows:

    "Facility Cap" -- $31,250,000.
     ------------

    4. This letter shall not be effective until Lender shall be in receipt of:
(i) a duly executed Revolving Credit Note, executed by Borrower in favor of Lender, in the principal amount of $31,250,000; and (ii) a corporate resolution from the general partner of Borrower, authorizing the general partner to execute this letter amendment on behalf of Borrower; and (iii) Borrower's payment of all of Lender's fees and expenses under the Loan Agreement as of the date of Borrower's signature hereto, including, without limitation, Lender's attorneys' fees incurred in connection with this letter and any recordation taxes to be paid in connection with the filing of the new uniform commercial code financing statement.

    5. Except as expressly set forth above, nothing contained herein shall constitute a waiver or limitation of any of the Lender's rights or remedies under any of the Financing Agreements which at all times shall remain in full force and effect under applicable law. Borrower acknowledges and agrees that Financing Agreements remain in full force and effect, including without limitation Lender's security interest in and lien upon the Collateral and that no Default or Event of Default exists as of the date of Borrower's signature hereto.

    6. Except as expressly provided herein, all of the representations, warranties, terms, covenants and conditions contained in the Financing Agreements shall remain unamended and shall continue to be and shall remain in full force and effect in accordance with their respective terms. The terms set forth herein shall be limited precisely as provided for herein and shall not be deemed an amendment to or modification of any other term or provision of the Financing Agreements.

HealthPartners Funding, L.P.
May 22, 1996
Page 3


     7. It is understood and agreed that the modifications to the Loan Agreement effected by this letter shall be deemed effective as of April 3, 1996.

     Please indicate your agreement with all of the above by signing one of the enclosed originals and returning it to the Lender's attention via nationally recognized overnight courier. Notwithstanding anything to the contrary set forth herein, the agreements contained herein shall not be binding on the Lender until such time as a fully executed original of this letter is received by the Lender, which signed letter shall be received no later than May 30, 1996.

Sincerely,

Fleet Capital Corporation

By:
   ----------------------
Acknowledged and Agreed:

HealthPartners Funding, L.P.
     By: HealthPartners, L.P.
          Corporation, its general partner

By: [SIGNATURE APPEARS HERE]
   --------------------------

Title: President                             Date:  5-23  , 1996
      ------------------------                    --------

                  AMENDED AND RESTATED REVOLVING CREDIT NOTE

$31,250,000.00                                         Dated as of April 3, 1996

                                                      Philadelphia, Pennsylvania

     FOR VALUE RECEIVED, and intending to be legally bound, the undersigned ("Borrower") hereby promises to pay to the order of FLEET CAPITAL CORPORATION (successor by merger to SHAWMUT CAPITAL CORPORATION), a Rhode Island corporation (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the maximum principal sum of $31,250,000.00 or such lesser sum which then represents the aggregate unpaid principal balance of Revolving Credit Loans, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates per annum set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in subsection 2.2 of the Loan Agreement.

     This Revolving Credit Note (the "Note") is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     For so long as no Event of Default shall have occurred, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner set forth in the Loan Agreement and all outstanding principal, together with any and all other amounts due hereunder, shall be due and payable on the Revolving Credit Maturity Date.

     Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon acceleration of the maturity and payment of the Obligations by Lender or termination of the Loan Agreement pursuant to Section 4 thereof.

     This Note shall be subject to prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement.

     Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption of insolvency laws.

     Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing
Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     The Lender and the undersigned agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Dealer or any other party under the provisions of that certain Revolving Credit Note, dated March 9, 1995, in the principal amount of $23,125,000, executed by the undersigned in favor of Lender (the "Original Note") or any assignment or pledge to the Lender of, or any security interest or lien, granted to the Lender in or on, any collateral and security for the Obligations. Nevertheless, this Note replaces the Original Note.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, Borrower has caused this Amended and Restated Revolving Credit Note to be duly executed and delivered in Philadelphia, Pennsylvania on the date first above written.

                                       HEALTHPARTNERS FUNDING, L.P.

                                       By:  HEALTHPARTNERS FINANCIAL
                                              CORPORATION, Its General Partner

ATTEST:                                     By: [SIGNATURE APPEARS HERE]
                                               ---------------------------------

 [SIGNATURE APPEARS HERE]                   Title: President
- ------------------------------------              ------------------------------
Secretary

(Corporate Seal)